   As Filed With the Securities and Exchange Commission on September 29, 2000
                                                        Registration No. 2-87336


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------
                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [ ]




                     POST-EFFECTIVE AMENDMENT NO. 25     [X]




                                       and

    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [ ]




                              AMENDMENT NO. 27           [X]




                    FLAG INVESTORS COMMUNICATIONS FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                                One South Street
                               Baltimore, MD 21202
                               -------------------

               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (800) 638-2596

                               Edward J. Veilleux
                                One South Street
                               Baltimore, MD 21202
                               -------------------

                     (Name and Address of Agent for Service)

                                    Copy to:
                             Richard W. Grant, Esq.
                           Morgan, Lewis & Bockius LLP
                               1701 Market Street
                             Philadelphia, PA 19103
                             ----------------------



It is proposed that this filing will become effective (check appropriate box) ___ immediately upon filing pursuant to paragraph (b)
___ on May 1, 2000 pursuant to paragraph (b)
___ 60 days after filing pursuant to paragraph (a)(1)
___ 75 days after filing pursuant to paragraph (a)(2)
_X_ on September 29, 2000 pursuant to paragraph (a) of Rule 485.

                               [GRAPHIC OMITTED]



Communications Fund, Inc.
(Class A, Class B and Class C Shares)

Prospectus
September 29, 2000

The Securities and Exchange Commission has neither approved nor disapproved these securities nor has it passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                               [GRAPHIC OMITTED]


This mutual fund (the "Fund") is designed to maximize total return through a combination of long-term growth of capital and, to a lesser extent, current income.

The Fund invests substantially all of its assets in the Communications Portfolio (the "Portfolio"), a separate mutual fund advised by Investment Company Capital Corp ("ICCC" or the "Advisor") and sub-advised by Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor"). The Portfolio invests primarily in common stocks of companies in the communications field.

The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. This Prospectus describes Flag Investors Class A Shares ("Class A Shares"), Flag Investors Class B Shares ("Class B Shares") and Flag Investors Class C Shares ("Class C Shares") of the Fund. These separate classes give you a choice of sales charges and fund expenses. (Refer to the section on "Sales Charges.")


TABLE OF CONTENTS
-----------------

Investment Summary ........................................     1

Fees and Expenses of the Fund .............................     2

Investment Program ........................................     3

The Fund's Net Asset Value ................................     4

How to Buy Shares .........................................     5

How to Redeem Shares ......................................     5

Telephone Transactions ....................................     6

Sales Charges .............................................     6

How to Choose the Class
   That Is Right for You ..................................     8

Dividends and Taxes .......................................     9

Organizational Structure ..................................     9

Investment Advisor and Sub-Advisor ........................    10

Administrator .............................................    10

Financial Highlights ......................................    11




Flag Investors Funds
P.O. Box 515
Baltimore, MD 21203

INVESTMENT SUMMARY
--------------------------------------------------------------------------------


Objective and Strategies

     The Fund seeks to maximize total return. The Fund invests substantially all of its assets in the Portfolio, a separate mutual fund with the same investment objective. The Fund, through the Portfolio, seeks to achieve its objective through a combination of long-term growth of capital and, to a lesser extent, current income. In selecting investments, the Portfolio's Advisor and Sub-Advisor (the "Advisors") will choose securities of companies that are engaged in the research, development, manufacture or sale of communications services, technology, equipment, or products. The Advisors emphasize both traditional communications companies and those that engage in new information-based applications. The Advisors believe that investing in a portfolio of common stocks, as well as dividend and interest-paying securities, of companies in the communications field offers an attractive opportunity for maximizing total return.

Risk Profile

     The Fund may be suited for you if you are seeking total return over the long-term and you are willing to accept the risks and uncertainties of investing in the common stocks of companies in the communications field.

     You should not consider investing in the Fund if you are pursuing a short-term financial goal, seeking regular income and stability of principal or cannot tolerate fluctuations in the value of your investments.

     The Fund by itself does not constitute a balanced investment program. It can, however, afford exposure to investment opportunities in the telecommunications field. Diversifying your investments may improve your long-term investment return and lower the volatility of your overall investment portfolio.


     General Stock Risk. The value of an investment in the Fund will vary from day to day based on changes in the prices of the Fund's portfolio securities. The prices of portfolio securities reflect investor perceptions of the economy, the markets and the companies represented in the Fund's portfolio.


     Market Sector and Non-Diversification Risks. Regulatory or technological change in the communications field may affect the Fund because it concentrates its investments in communications companies. The Fund's value may fluctuate more than less concentrated investment portfolios. In addition, because the Fund invests in relatively few issuers, the performance of one or a small number of portfolio holdings can affect overall performance more than if the Fund were diversified.

     If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Fund Performance


     The following bar chart and table show the performance of the Class A Shares of the Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future.


                                        Class A Shares*
                                 For years ended December 31,

 (7.55%)   23.27%    12.45%    18.11%   (6.32%)     33.44%   13.46%     37.36%    85.30%   45.47%

  1990      1991      1992      1993      1994      1995      1996      1997      1998      1999


-----------


* The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If it did, returns would be less than those shown. For the period from December 31, 1999 through June 30, 2000, the total return for Class A Shares was (13.99)%.


     During the 10-year period shown in the bar chart, the highest return for a quarter was 51.19% (quarter ended 12/31/98) and the lowest return for a quarter was (6.62%) (quarter ended 9/30/99).

Average Annual Total Return (for periods ended December 31, 1999)


                                   Class A Shares(1)        S&P 500(2)
                                   -----------------        ----------
Past One Year ............              37.47%                21.04%
Past Five Years ..........              39.58%                28.56%
Past Ten Years ...........              22.34%                18.17%
Since Inception ..........              22.27%(1/18/84)       18.21%(3)



                                  Class B Shares(1)       S&P 500(2)          Class C Shares(1)       S&P 500(2)
                                  -----------------       ----------          -----------------       ----------
Past One Year ............             37.20%               21.04%                 42.89%                21.04%
Past Five Years ..........               N/A                  N/A                    N/A                   N/A
Past Ten Years ...........               N/A                  N/A                    N/A                   N/A
Since Inception ..........             39.63%(1/3/95)       28.51%(4)              84.14%(10/28/98)      29.87%(5)


-----------
(1) These figures assume the reinvestment of dividends and capital gains distributions. For Class A Shares, these figures also include the impact of the current maximum sales charges, which increased on January 18, 2000.

(2) The Standard & Poor's 500 Index ("S&P 500 Index") is a passive measure of stock market returns. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States, most of which are traded on the New York Stock Exchange. Stocks in the S&P 500 Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price). The index does not factor in the costs of buying, selling, and holding securities -- costs which are reflected in the Fund's results.

(3) For the period from 1/31/84 through 12/31/99.
(4) For the period from 12/31/94 through 12/31/99.
(5) For the period from 10/31/98 through 12/31/99.


FEES AND EXPENSES OF THE FUND

--------------------------------------------------------------------------------
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                                                 Class A          Class B          Class C
                                                                                  Shares          Shares           Shares
                                                                              Initial Sales      Deferred         Deferred
                                                                                  Charge       Sales Charge     Sales Charge
Shareholder Fees:                                                              Alternative      Alternative      Alternative
 (fees paid directly from your investment)                                   ---------------  --------------  ----------------

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
 offering price) ..........................................................        5.50%(1)         None            None
Maximum Deferred Sales Charge (Load) (as a percentage of original
 purchase price or redemption proceeds, whichever is lower) ...............        1.00%(1)         5.00%(2)        1.00%(3)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends ...............        None             None            None
Redemption Fee ............................................................        None             None            None
Exchange Fee ..............................................................        None             None            None
Annual Fund Operating Expenses:
 (expenses that are deducted from Fund assets)(4)
Management Fees ...........................................................        0.73%            0.73%           0.73%
Distribution and/or Service (12b-1) Fees ..................................        0.25%            0.75%           0.75%
Other Expenses (including a 0.25% shareholder servicing fee for Class B and
 Class C Shares) ..........................................................        0.28%            0.53%           0.52%
                                                                                 -------          -------         -------
Total Annual Fund Operating Expenses ......................................        1.26%            2.01%           2.00%
                                                                                 -------          -------         -------

Less: Fee Waivers(5) ......................................................      (0.15)%          (0.15)%         (0.15)%
                                                                                 -------          -------         -------
Net Expenses ..............................................................        1.11%            1.86%           1.85%
                                                                                 =======          =======         =======

-----------
(1) You will pay no sales charge on purchases of $1 million or more of Class A Shares, but you may pay a deferred sales charge if you redeem your shares within two years after your purchase unless you are otherwise eligible for a sales charge waiver or reduction. (See "Sales Charges - Redemption Price")
(2) You will pay a deferred sales charge if you redeem your shares within six years after your purchase. The amount of the charge declines over time and eventually reaches zero. Seven years after your purchase, your Class B Shares will automatically convert to Class A Shares. (See "Sales Charges - Redemption Price.")
(3) You will pay a deferred sales charge if you redeem your shares within one year after your purchase. (See "Sales Charges - Redemption Price.")
(4) Information on the annual operating expenses reflects the expenses of both the Fund and the Portfolio, the master fund in which the Fund invests its assets. The Fund's fees for the period ended 12/31/99 have been restated to reflect current fees.
(5) ICCC, the Advisor and Administrator to the Portfolio, has contractually agreed to waive 0.15% of its aggregate fees until at least September 30, 2002.

Example:*

     This Example is intended to help you compare the cost of investing in each class of the Fund with the cost of investing in other mutual funds. This is a hypothetical example only, and is not intended to suggest that the Fund's future performance will match the assumptions used in the example.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund's operating expenses remain the same, the fee waiver applies during the first two years only and all expenses reflect the maximum applicable sales charge. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                           1 year     3 years     5 years     10 years
                                                                          --------   ---------   ---------   ---------
 Class A Shares .......................................................      $657       $899       $1,176      $1,963
 Class B Shares .......................................................      $689       $901       $1,255      $2,028
 Class C Shares .......................................................      $288       $598       $1,049      $2,302

You would pay the following expenses if you did not redeem your shares:
 Class A Shares .......................................................      $657       $899       $1,176      $1,963
 Class B Shares .......................................................      $189       $601       $1,055      $2,028
 Class C Shares .......................................................      $188       $598       $1,049      $2,302

 * Reflects expenses of both the Fund and the Portfolio, the master fund in which the Fund invests its assets.

     Federal regulations require that the table above reflects the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (Refer to the section entitled "Sales Charges".) If you hold your shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

INVESTMENT PROGRAM

--------------------------------------------------------------------------------

Investment Objective and Policies


     The Fund is designed to maximize total return. While the Advisors give priority to seeking total return, they cannot offer assurance of achieving this objective. The investment objective of the Portfolio, unlike that of the Fund, is not a fundamental policy and may be changed without shareholder approval.

     The Fund, through its investment in the Portfolio, will seek to achieve this objective through a combination of long-term growth of capital and, to a lesser extent, current income. The Fund invests primarily in common stocks of companies in the communications field.

     The Advisors are responsible for managing the Portfolio's investments. (Refer to the section entitled "Investment Advisor and Sub-Advisor".) The Advisors choose securities of companies that are engaged in the research, development, manufacture or sale of communications services, technology, equipment or products. The Advisors emphasize investment in companies offering products and services that both support traditional communications and facilitate new information-based applications. Examples of such companies are companies that offer outsourced communications billing and tele-services products, or network computing technology that supports basic Internet functionality such as web-site operations for electronic commerce and other Internet-based applications. The Advisors believe that the expansion of the worldwide telecommunications market will create new opportunities for both established and emerging providers of telecommunications products and services. As a result, they believe that investing in a portfolio of common stocks, as well as dividend and interest-paying securities, of companies in the communications field offers an attractive opportunity for maximizing total return.

     The Fund may also invest in convertible securities rather than investing in a company's common stock, and in bonds and short-term cash equivalents. Convertible securities are bonds or preferred stocks that give holders the right to exchange the convertible security for a specified number of shares of a company's common stock at specified prices within a certain period of time. Holders receive regular interest payments until they exercise their exchange right. The Fund may also invest up to 10% of its assets in stocks and other securities of companies not publicly traded in the United States.

     The Advisors follow an investment philosophy referred to as "flexible value". They look for attractive price to value relationships in undervalued stocks of strong companies with good management. The emphasis is on individual stock selection, fundamental research and valuation flexibility, without rigid constraints.

     The Advisors believe the communications industry offers significant long-term opportunity for a broad variety of companies to focus on unique sectors and strategies to create and grow attractive businesses. Beyond recognizing the potential for profitable business segments within the overall communications industry, they tend to focus on individual companies.

     The Advisors consider various factors in assessing a potential candidate for investment, including the management team; market position; business strategy; existence of a catalyst for change; and an attractive valuation.

     The Advisors concentrate investments in those stocks that they believe offer the best potential return relative to possible risks. The Advisors also retain investment positions for as long as the business fundamentals remain favorable and the valuations do not become excessive. The Advisors will sell or reduce holdings if business fundamentals deteriorate or if the price-to-value relationship becomes unattractive.

Risk Considerations

     There are risks associated with investing in general and with investing in the telecommunications field in particular. Below are some of the risks.

     Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices, including stocks held by the Fund.

     Concentration Risk. The Fund concentrates its investments in common stocks of companies in the communications field. As a result, market price movements, regulatory or technological changes, or economic conditions affecting companies in this field will have a significant impact on the Fund's performance.

     Diversification Risk. The Fund is non-diversified. This means that it may invest in securities of a relatively limited number of issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the Fund was diversified.

     Foreign Investment Risk. To the extent that it holds companies based outside the United States, the Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which would decrease the value of the investment to U.S. investors.

     To reduce the Fund's risk under adverse market conditions, the Advisors may make temporary defensive investments in money market instruments and other investment grade income-producing securities, investments that would not ordinarily be consistent with the Fund's objective. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

THE FUND'S NET ASSET VALUE

--------------------------------------------------------------------------------


      The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. When you buy Class A Shares, the price you pay may be increased by a sales charge. When you redeem any class of shares, the amount you receive may be reduced by a sales charge. Read the section entitled "Sales Charges" for details on how and when these charges may or may not be imposed.

      The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00 p.m. (Eastern
Time), it could be earlier, particularly on the day before a holiday. Contact the Transfer Agent for information about whether the Fund will close early before a particular holiday. The net asset value per share is calculated by subtracting the liabilities attributable to that class from its proportionate share of the Fund's assets and dividing the result by the number of outstanding shares of the class. Because the different classes have different distribution or service fees, their net asset values may differ.

      In valuing its assets, the Fund's investments are priced at their market value. When price quotes for a particular security are either not readily available or unreliable, the security is priced at its "fair value" using procedures approved by the Fund's Board of Directors.

      You may buy or redeem shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.

      The following sections describe how to buy and redeem shares.

HOW TO BUY SHARES

--------------------------------------------------------------------------------

      You may buy any class of the Fund's shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy shares by sending your check (along with a completed Application Form) directly to the Fund.

      You may invest in Class A Shares unless you are a defined contribution plan with assets of $75 million or more.

      Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

Investment Minimums

      Your initial investment must be at least $2,000. Subsequent investments must be at least $100. The following are exceptions to these minimums:

      o If you are investing in an IRA account, your initial investment may be as low as $1,000.

      o If you are a shareholder of any other Flag Investors fund, your initial investment may be as low as $500.

      o If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. If you participate in the monthly plan, your subsequent investments may be as low as $100. If you participate in the quarterly plan, your subsequent investments may be as low as $250. Refer to the section on the Fund's Automatic Investing Plan for details.

      o There is no minimum investment requirement for qualified retirement plans such as 401(k), pension, or profit sharing plans.

Investing Regularly

      You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the Application Form or contact your securities dealer, your servicing agent, or the Transfer Agent.

      Automatic Investing Plan. You may elect to make a regular monthly or quarterly investments in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in the class of shares selected at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.

      Dividend Reinvestment Plan. Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Fund shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Flag Investors funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application Form or notify the Transfer Agent, your securities dealer, or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

      Systematic Purchase Plan. You may also purchase any class of shares through a Systematic Purchase Plan. Contact your securities dealer or servicing agent for details.


HOW TO REDEEM SHARES

--------------------------------------------------------------------------------

      You may redeem any class of the Fund's shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Transfer Agent by mail or (if you are redeeming less than $50,000) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. Refer to the section entitled "Telephone Transactions" for more information on this method of redemption.

      Your securities dealer, your servicing agent, or the Transfer Agent may require the following documents before they redeem your shares:

      1) A letter of instructions specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

      2) If you are redeeming more than $50,000, a guarantee of your signature. You can obtain one from most banks or securities dealers.

      3) Any stock certificates representing the shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

      4) Any additional documents that may be required if your account is in the name of a corporation, partnership, trust, or fiduciary.

Other Redemption Information

      Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

      If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice. The Fund reserves the right to redeem shares in kind under certain circumstances.

      If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent, or the Transfer Agent for information on this plan.


TELEPHONE TRANSACTIONS

--------------------------------------------------------------------------------

      If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another Flag Investors fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 7:00 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges, but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

      The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.

      During periods of economic or market volatility, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your shares in certificate form, you may not exchange or redeem them by telephone.



SALES CHARGES

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Purchase Price


      The price you pay to buy shares will be the Fund's offering price; this is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. The amount of any sales charge included in your purchase price will be according to the following schedule:





                                           Class A
                                        Sales Charge
                                          as a % of
                                  -------------------------    Class B     Class C
                                   Offering     Net Amount      Sales       Sales
Amount of Purchase                   Price       Invested       Charge     Charge
-------------------------------   ----------   ------------   ---------   --------
Less than    $ 50,000 .........      5.50%        5.82%          None       None
$   50,000 - $ 99,999 .........      4.50%        4.71%          None       None
$  100,000 - $249,999 .........      3.50%        3.63%          None       None
$  250,000 - $499,999 .........      2.50%        2.56%          None       None
$  500,000 - $999,999 .........      2.00%        2.04%          None       None
$1,000,000 and over ...........       None         None          None       None



      Although you do not pay an initial sales charge when you invest $1,000,000 or more in Class A Shares or when you buy any amount of Class B or Class C Shares, you may pay a sales charge when you redeem your shares. Refer to the section entitled "Redemption Price" for details. Your securities dealer may be paid a commission at the time of your purchase.


      The sales charge you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below.

      Rights of Accumulation. If you are purchasing additional Class A Shares of this Fund or Class A shares of any other Flag Investors fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for reduced sales charges. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

      Letter of Intent. If you anticipate making additional purchases of Class A Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of your Class A Shares will be redeemed to pay this difference.


      Purchases at Net Asset Value. You may buy Class A Shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days.

2) If you are exchanging an investment in another Flag Investors fund for an investment in this Fund (See "Purchases by Exchange" for a description of the conditions).

3) If you are a current or retired Director of this or any affiliated Fund, a director, an employee, or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Investment Advisors, or a broker-dealer authorized to sell shares of the Fund.

4) If you are buying shares in any of the following types of accounts:

      (i) A qualified retirement plan;

     (ii) A Flag Investors fund payroll savings plan program;

    (iii) A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner, or securities dealer purchasing shares on your behalf.

           To qualify for this provision, you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy shares in this manner.

Purchases by Exchange



      You may exchange Class A, B, or C shares of any other Flag Investors fund for an equal dollar amount of Class A, B, or C Shares, respectively, without payment of the sales charges described above or any other charge, up to four times a year. You may not exchange shares of Flag Investors Cash Reserve Prime Shares for shares of the Fund unless you acquired those shares through a prior exchange from shares of another Flag Investors fund. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice.


      You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

Redemption Price

      The amount of any sales charge deducted from your redemption price will be determined according to the following schedule.


                                   Sales Charge as a Percentage
                                       of the Dollar Amount
                                         Subject to Charge
                                     (as a % of Cost or Value)

                        ---------------------------------------------------
                         Class A Shares    Class B Shares    Class C Shares
Year Since Purchase       Sales Charge      Sales Charge      Sales Charge
---------------------------------------------------------------------------
First ................        1.00%*            5.00%            1.00%
Second ...............        0.50%*            4.00%            None
Third ................        None              3.00%            None
Fourth ...............        None              3.00%            None
Fifth ................        None              2.00%            None
Sixth ................        None              1.00%            None
Thereafter ...........        None              None             None
---------------------------------------------------------------------------

-------------------


* You will pay a sales charge when you redeem Class A Shares within two years of purchase only if your shares were purchased at net asset value because they were part of an investment of $1 million or more.


      Determination of Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

1) No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

2) If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

3) If you acquired your shares through an exchange of shares of another Flag Investors fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase. If you bought your shares prior to January 18, 2000, you will pay the sales charge that was in effect at the time of your original purchase.

4) The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption.

      Waiver of Sales Charge. You may redeem shares without paying a sales charge under any of the following circumstances:


1) If you are exchanging your shares for shares of another Flag Investors fund of the same class.

2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

3) If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

4) If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

     (i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

     (ii) Either you or your representative notifies your securities dealer, servicing agent, or the Transfer Agent that such circumstances exist.


5) If you are redeeming Class A Shares, your original investment was at least $3,000,000, and your securities dealer has agreed to return to the Fund's distributor any payments it received when you bought your shares.


      Automatic Conversion of Class B Shares. Your Class B Shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A Shares seven years after your purchase. If you purchased your shares prior to January 18, 2000, your Class B Shares will be converted to Class A Shares six years after your purchase. This conversion will be made on the basis of the relative net asset values of the classes and will not be a taxable event to you.


HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU

--------------------------------------------------------------------------------

      Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors including the amount of money you intend to invest and the length of time you intend to hold your shares.

      If you choose Class A Shares, you will pay a sales charge when you buy your shares, but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses while you hold the shares and, except in the case of investments of $1,000,000 or more, no sales charge if you redeem them.

      If you choose Class B Shares, you will pay no sales charge when you buy your shares, but your annual expenses will be higher than Class A Shares. You will pay a sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares and, at the end of seven years, your shares convert to Class A Shares, thus eliminating the higher expenses.


      If you choose Class C Shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C Shares are the same as those on Class B Shares and, since there is no conversion to Class A Shares at the end of seven years, the higher expenses continue for as long as you own your shares.


     Your securities dealer is paid a fee when you buy shares and an annual fee as long as you hold your shares. For Class A and Class B Shares, the annual fee begins when you purchase your shares. For Class C Shares, their fee begins one year after you purchase your shares. In addition to these payments, the Fund's investment advisor may provide significant compensation to securities dealers and servicing agents for distribution, administrative and promotional services.



      Your securities dealer or servicing agent may receive different levels of compensation depending upon which class of shares you buy.


Distribution Plans and Shareholder Servicing

      The Fund has adopted plans under Rule 12b-1 that allow it to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of its shares. In addition, the Fund may pay shareholder servicing fees on Class B and Class C Shares. Class A Shares pay an annual distribution fee equal to 0.25% of average daily net assets. Class B and Class C Shares pay an annual distribution fee equal to 0.75% of average daily net assets and an annual shareholder servicing fee equal to 0.25% of average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.


DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

Dividends and Distributions


      The Fund's policy is to distribute to shareholders substantially all of its net investment income in the form of quarterly dividends and to distribute net capital gains at least annually.

Certain Federal Income Tax Consequences

      The following summary is based on current tax laws, which may change.

      The Fund will distribute substantially all of its net investment income and net realized capital gains at least annually. The dividends and distributions you receive are subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Each sale or exchange of the Fund's shares is generally a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Flag Investors fund is the same as a sale.


      More information about taxes is in the Statement of Additional Information. Please contact your tax advisor if you have specific questions about federal, state and local income taxes.

ORGANIZATIONAL STRUCTURE
--------------------------------------------------------------------------------


         The Fund is a "feeder fund" that invests substantially all of its assets in the Communications Portfolio. The Fund and the Portfolio have the same investment objective. The Portfolio is advised by Investment Company Capital Corp. and sub-advised by Alex. Brown Investment Management. (See the section on "Investment Advisor and Sub-Advisor.")

         The Portfolio may accept investments from other feeder funds. A feeder fund bears the Portfolio's expenses in proportion to its assets. Each feeder fund can set its own transaction minimums, fund-specific expenses and other conditions. This arrangement allows the Fund's Directors to withdraw the Fund's assets from the Portfolio if they believe doing so is in the shareholder's best interests. If the Directors withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment advisor, invest in a different master portfolio or take other action.

INVESTMENT ADVISOR AND SUB-ADVISOR
--------------------------------------------------------------------------------

      Investment Company Capital Corp. is the Portfolio's investment advisor and Alex. Brown Investment Management is the Portfolio's sub-advisor. ICCC is also the investment advisor to other mutual funds in the Flag Investors family of funds and to Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. These funds, together with the Fund, had approximately $12.8 billion of net assets as of August 31, 2000.

      ICCC is an indirect, wholly owned subsidiary of Deutsche Bank, AG. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking, and insurance.

      ABIM is a registered investment advisor with approximately $10.8 billion under management as of August 31, 2000. ABIM is a limited partnership affiliated with the Advisor. Buppert, Behrens & Owen, Inc., a company organized and owned by three employees of ABIM, owns a 49% limited partnership interest and a 1% general partnership interest in ABIM. DB Alex. Brown LLC, an affiliate of ICCC, owns the remaining 50% general partnership interest in ABIM.

      ICCC is responsible for supervising and managing all of the Portfolio's operations, including overseeing the performance of ABIM. ABIM is responsible for decisions to buy and sell securities for the Portfolio, for broker-dealer selection, and for negotiation of commission rates.

      Prior to September 29, 2000, ICCC served as investment advisor and ABIM served as investment sub-advisor to the Fund. As compensation for its services for the fiscal year ended December 31, 1999, ICCC received from the Fund a fee equal to 0.58% of the Fund's average daily net assets. A Special Meeting of Shareholders was held on August 31, 2000, at which time Fund shareholders voted to approve a new investment advisory agreement (the "Advisory Agreement") between the Portfolio and ICCC and a new sub-advisory agreement (the "Sub-Advisory Agreement") among the Portfolio, ICCC and ABIM. Under the Advisory Agreement, the investment advisor is entitled to receive a fee, calculated daily and paid monthly, at the following annual rates based upon the Portfolio's average daily net assets: 1.00% of the first $100 million, 0.90% of the next $100 million, 0.85% of the next $100 million, 0.80% of the next $200 million, 0.73% of the next $500 million, 0.68% of the next $500 million and 0.65% of that portion exceeding $1.5 billion.

      ICCC, the Advisor and Administrator to the Portfolio, has contractually agreed to waive 0.15% of its aggregate fees until at least September 30, 2002. ICCC compensates ABIM out of its advisory fee.

Portfolio Managers


      Messrs. Bruce E. Behrens and Liam D. Burke have shared primary responsibility for managing the Fund's assets since May 1, 1997. Prior to May 1, 1997, Mr. Behrens shared primary responsibility with Mr. Hobart C. Buppert.

      Mr. Behrens, who has 32 years of investment experience, has been a Vice President and Principal of ABIM since 1981. Prior to joining ABIM, he was a Senior Vice President and Principal of Corbyn Associates from 1978 to 1981 and a Vice President at Investment Counselors of Maryland from 1972 to 1978. Prior thereto, he was a Securities Analyst at Citibank from 1968 to 1972. Mr. Behrens received his B.A. from Denison University in 1966 and an M.B.A. from the University of Michigan in 1968. He is a member and past president of the Baltimore Security Analysts Society and a member of the Financial Analysts Federation.


      Mr. Burke, who has 11 years of investment experience, has been a Vice President since 1994. He joined ABIM in 1994 with primary responsibility as a telecommunications analyst for the Fund. Prior to joining ABIM, he worked as a telecommunications industry analyst at a regional broker-dealer, Ferris, Baker, Watts, Inc. from 1992 to 1994 and as a managing director of Frey & Co., a Baltimore-based private investment bank, from 1989 to 1992. Mr. Burke began his professional career at AT&T and spent eight years in positions that included operations, regional staff management, and national account sales. He is a graduate of Georgetown University and received his M.B.A. from The George Washington University.


ADMINISTRATOR

      Investment Company Capital Corp. provides administration services to the Fund. ICCC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which shares are distributed and, subject to the supervision of the Fund's Board of Directors, oversight of the relationship between the Fund and its other service providers. ICCC is also the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

     The financial highlights tables are intended to help you understand the Fund's financial performance for the past five fiscal years for Class A Shares and since the commencement of operations for Class B and Class C Shares. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information (except for the six-month period ended June 30,
2000) has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.


(For a share outstanding throughout each period)

                                                                                     Class A Shares
                                         For the       ------------------------------------------------------------------------
                                       Six Months                             For the Year Ended December 31,
                                     Ended June 30,    ------------------------------------------------------------------------
                                         2000(4)           1999           1998           1997           1996           1995
                                     --------------     -----------     ---------      ---------      ---------      ---------
Per Share Operating Performance:
 Net asset value at beginning of
  period ...........................   $     43.65      $     34.23     $   19.37      $   15.59      $   14.87      $   12.30
                                       -----------      -----------     ---------      ---------      ---------      ---------
Income from Investment Operations:
 Net investment income .............          0.07             0.23          0.12           0.27           0.27           0.40
 Net realized and unrealized
  gain/(loss) on investments .......         (6.15)           14.83         16.05           5.41           1.67           3.58
                                       -----------      -----------     ---------      ---------      ---------      ---------
 Total from Investment
  Operations .......................         (6.08)           15.06         16.17           5.68           1.94           3.98
                                       -----------      -----------     ---------      ---------      ---------      ---------
Less Distributions From:
 Net investment income and net
  realized short-term gains ........         (0.03)           (0.33)        (0.40)         (0.40)         (0.38)         (0.41)
 Net realized long-term gains ......         (0.25)           (5.31)        (0.91)         (1.50)         (0.84)         (1.00)
                                       ------------     ------------    ---------      ---------      ---------      ---------
 Total distributions ...............         (0.28)           (5.64)        (1.31)         (1.90)         (1.22)         (1.41)
                                       -----------      -----------     ---------      ---------      ---------      ---------
 Net asset value at end of period ..   $     37.29      $     43.65     $   34.23      $   19.37      $   15.59      $   14.87
                                       ===========      ===========     =========      =========      =========      =========
Total Return(1).....................        (13.99)%          45.47%        85.30%         37.36%         13.46%         33.44%
Ratios to Average Daily Net
 Assets:
 Expenses ..........................          0.89%(5)         0.96%         1.05%          1.11%          1.14%          0.93%(2)
 Net investment income .............          0.33%(5)         0.62%         0.48%          1.07%          1.74%          2.85%(3)
Supplemental Data:
 Net assets at end of
  period (000) .....................   $ 1,793,748      $ 2,115,885    $1,275,775      $ 622,865     $  505,371     $  492,454
 Portfolio turnover rate ...........             9%              17%           14%            26%            20%            24%

-----------

(1) Total return excludes the effect of sales charge.
(2) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 0.99% for the year ended December 31, 1995.
(3) Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been 2.79%.
(4) Unaudited.
(5) Annualized.

--------------------------------------------------------------------------------

                                                            Class B Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    For the Period
                                                                                                                  January 3, 1995(1)
                                             For the                                                                  through
                                            Six Months               For the Year Ended December 31,                December 31,
                                          Ended June 30,  ----------------------------------------------------    ---------------
                                             2000(5)         1999            1998          1997        1996            1995
                                          --------------  -----------    -----------    ---------    ---------    ---------------
Per Share Operating
 Performance:
 Net asset value at beginning of
  period ...........................        $  42.85        $  33.80       $  19.22      $  15.51      $ 14.83        $ 12.28
                                            --------        --------       --------      --------      -------        -------
Income from Investment
 Operations:
 Net investment income/(expenses in
  excess of income).................           (0.08)          (0.03)         (0.02)         0.18         0.19           0.30
 Net realized and unrealized
  gain/(loss) on investments .......           (6.03)          14.58          15.83          5.34         1.63           3.56
                                            --------        --------       --------      --------      -------        -------
 Total from Investment
  Operations .......................           (6.11)          14.55          15.81          5.52         1.82           3.86
                                            --------        --------       --------      --------      -------        -------
Less Distributions From:
 Net investment income and net
  realized short-term gains ........            0.00(6)          (0.19)         (0.32)        (0.31)       (0.30)         (0.31)
 Net realized long-term gains ......           (0.25)          (5.31)         (0.91)        (1.50)       (0.84)         (1.00)
                                            --------        --------       --------      --------      -------        -------
 Total distributions ...............           (0.25)          (5.50)         (1.23)        (1.81)       (1.14)         (1.31)
                                            --------        --------       --------      --------      -------        -------
 Net asset value at end of
  period ...........................        $  36.49        $  42.85       $  33.80      $  19.22      $ 15.51        $ 14.83
                                            ========        ========       ========      ========      =======        =======
Total Return(2) ....................          (14.31)%         44.42%         83.91%        36.36%       12.60%         32.42%
Ratios to Average Daily Net
 Assets:
 Expenses ..........................            1.65%(4)        1.71%          1.80%         1.86%        1.92%          1.70%(3,4)
 Net investment income/(expenses in
  excess of income).................           (0.43)%(4)      (0.15)%        (0.35%)        0.29%        0.95%          2.13%(7)
Supplemental Data:
 Net assets at end of
  period (000) .....................        $557,521        $592,520       $165,308      $ 32,474      $17,661        $ 7,504
 Portfolio turnover rate ...........               9%             17%            14%           26%          20%            24%

---------------------------------
(1) Commencement of operations.
(2) Total return excludes the effect of sales charge.
(3) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 1.74% (annualized) for the period ended December 31, 1995.
(4) Annualized.
(5) Unaudited.
(6) Represents distributions less than $0.01 per share.
(7) Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would haven been 2.09% (annualized) for the period ended December 31, 1995.

                                                                          Class C Shares
                                                            -------------------------------------------
                                                                                      For the Period
                                          For the               For the Year       November 1, 1998(1)
                                         Six Months          Ended December 31,    through December 31,
                                       Ended June 30,       --------------------  ---------------------
                                           2000(4)                  1999                   1998
                                       --------------       --------------------  ---------------------
Per Share Operating
 Performance:
 Net asset value at beginning of
  period ...........................     $ 42.88                    $ 33.84              $ 25.50
                                         -------                    -------              -------
Income from Investment
 Operations:
 Net investment income/(expenses in
  excess of income).................       (0.07)                     (0.02)               (0.01)
 Net realized and unrealized
  gain/(loss) on investments .......       (6.04)                     14.56                 9.21
                                         -------                    -------              -------
 Total from Investment
  Operations .......................       (6.11)                     14.54                 9.20
                                         -------                    -------              -------
Less Distributions From:
 Net investment income and net
  realized short-term gains ........          --                      (0.19)               (0.21)
 Net realized long-term gains ......       (0.25)                     (5.31)               (0.65)
                                         -------                    -------              -------
 Total distributions ...............       (0.25)                     (5.50)               (0.86)
                                         -------                    -------              -------
 Net asset value at end of
  period ...........................     $ 36.52                    $ 42.88              $ 33.84
                                         =======                    =======              =======
Total Return(2) ....................      (14.30)%                    44.33%               36.70%
Ratios to Average Daily Net
 Assets:
 Expenses ..........................        1.65%(3)                   1.70%                1.85%(3)
 Net investment income/(expenses in
  excess of income).................       (0.44)%(3)                 (0.20)%              (0.61)%(3)
Supplemental Data:
 Net assets at end of
  period (000) .....................    $103,214                    $91,176              $ 3,247
 Portfolio turnover rate ...........           9%                        17%                  14%


-----------
(1) Commencement of operations.
(2) Total return excludes the effect of sales charge.
(3) Annualized.
(4) Unaudited.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Investment Advisor of the Portfolio
INVESTMENT COMPANY CAPITAL CORP.
One South Street
Baltimore, Maryland 21202

Investment Sub-Advisor of the Portfolio
ALEX. BROWN INVESTMENT MANAGEMENT
One South Street
Baltimore, Maryland 21202

Distributor
ICC DISTRIBUTORS, INC.

Administrator and Transfer Agent
INVESTMENT COMPANY CAPITAL CORP.
One South Street
Baltimore, Maryland 21202
1-800-553-8080


Independent Accountants
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, Maryland 21201

Custodian
BANKERS TRUST COMPANY
130 Liberty Street
New York, New York 10006

Fund Counsel
MORGAN, LEWIS & BOCKIUS LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

                               [GRAPHIC OMITTED]



      Flag Investors o P.O. Box 515 o Baltimore, MD 21203 o (800) 767-FLAG
                             www.flaginvestors.com

--------------------------------------------------------------------------------

You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling (800) 767-FLAG:

o A statement of additional information (SAI) about the Fund that is incorporated by reference into the Prospectus.


o The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

In addition, you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 202-942-8090 to find out about the operation of the Public Reference Room.) The EDGAR Database on the Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.


For other shareholder inquiries, contact the Transfer Agent at (800) 553-8080. For Fund information, call (800) 767-FLAG or your securities dealer or servicing agent.



Investment Company Act File No. 811-3883               COMMPRS (9/00)

                               [GRAPHIC OMITTED]

Communications Fund, Inc.
(Institutional Shares)


Prospectus
September 29, 2000



The Securities and Exchange Commission has neither approved nor disapproved these securities nor has it passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                               [GRAPHIC OMITTED]

This mutual fund (the "Fund") is designed to maximize total return through a combination of long-term growth of capital and, to a lesser extent, current income.

The Fund invests substantially all of its assets in the Communications Portfolio (the "Portfolio"), a separate mutual fund advised by Investment Company Capital Corp. ("ICCC" or the "Advisor") and sub-advised by Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor"). The Portfolio invests primarily in common stocks of companies in the communications field.



The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. This Prospectus describes Flag Investors Institutional Shares (the "Institutional Shares") of the Fund. Institutional Shares may be purchased only by eligible institutions, by certain qualified retirement plans, or by investment advisory affiliates of DB Alex. Brown LLC or the Flag Investors family of funds on behalf of their clients.

TABLE OF CONTENTS

Investment Summary ........................................................... 1

Fees and Expenses of the
   Institutional Shares ...................................................... 2

Investment Program ........................................................... 3

The Fund's Net Asset Value ................................................... 4

How to Buy Institutional Shares .............................................. 4

How to Redeem Institutional Shares ........................................... 5

Telephone Transactions ....................................................... 5

Dividends and Taxes .......................................................... 5

Organizational Structure ..................................................... 6

Investment Advisor and Sub-Advisor ........................................... 6

Administrator ................................................................ 7

Financial Highlights ......................................................... 8





Flag Investors Funds
P.O. Box 515
Baltimore, MD 21203

INVESTMENT SUMMARY
--------------------------------------------------------------------------------

Objective and Strategies


     The Fund seeks to maximize total return. The Fund invests substantially all of its assets in the Portfolio, a separate mutual fund with the same investment objective. The Fund, through the Portfolio, seeks to achieve its objective through a combination of long-term growth of capital and, to a lesser extent, current income. In selecting investments, the Portfolio's Advisor and Sub-Advisor (the "Advisors") will choose securities of companies that are engaged in the research, development, manufacture or sale of communications services, technology, equipment or products. The Advisors emphasize both traditional communications companies and those that engage in new information-based applications. The Advisors believe that investing in a portfolio of common stocks, as well as dividend and interest-paying securities, of companies in the communications field offers an attractive opportunity for maximizing total return.

Risk Profile

      The Fund may be suited for you if you are seeking total return over the long-term and you are willing to accept the risks and uncertainties of investing in the common stocks of companies in the communications field.

      You should not consider investing in the Fund if you are pursuing a short-term financial goal, seeking regular income and stability of principal or cannot tolerate fluctuations in the value of your investments.

      The Fund by itself does not constitute a balanced investment program. It can, however, afford exposure to investment opportunities in the telecommunications field. Diversifying your investments may improve your long-term investment return and lower the volatility of your overall investment portfolio.

     General Stock Risk. The value of an investment in the Fund will vary from day to day based on changes in the prices of the Fund's portfolio securities. The prices of portfolio securities reflect investor perceptions of the economy, the markets and the companies represented in the Fund's portfolio.

      Market Sector and Non-Diversification Risks. Regulatory or technological change in the communications field may affect the Fund because it concentrates its investments in communications companies. The Fund's value may fluctuate more than less concentrated investment portfolios. In addition, because the Fund invests in relatively few issuers, the performance of one or a small number of portfolio holdings can affect overall performance more than if the Fund were diversified.

      If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Performance


     The following bar chart and table show the performance of the Fund both for the calendar year ended December 31, 1999 and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future.


                              Institutional Shares*
                         For the year ended December 31,


                                     45.89%


                                      1999


-----------
* For the period from December 31, 1999 through June 30, 2000, the total return for Institutional Shares was (13.89)%.


     During the 1-year period shown in the bar chart, the highest return for a quarter was 27.32% (quarter ended 12/31/99) and the lowest return for a quarter was (6.55)% (quarter ended 9/30/99).

Average Annual Total Return (for periods ended December 31, 1999)


                                Institutional Shares(1)   S&P 500(2)
                             --------------------------   -----------
Past One Year ............          45.89%                 21.04%
Since Inception ..........          67.19% (6/4/98)        22.20%(3)


------------------------
(1) These figures assume the reinvestment of dividends and capital gains distributions.

(2) The Standard & Poor's 500 Index ("S&P 500 Index") is a passive measure of Stock Market returns. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States, most of which are traded on the New York Stock Exchange. Stocks in the S&P 500 Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price). The index does not factor in the costs of buying, selling and holding securities -- costs that are reflected in the Fund's results.

(3) For the period from 5/31/98 through 12/31/99.



FEES AND EXPENSES OF THE INSTITUTIONAL SHARES

--------------------------------------------------------------------------------
     This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares.

Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases ...............................    None
Maximum Deferred Sales Charge (Load) ...........................................    None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends ....................    None
Redemption Fee .................................................................    None
Exchange Fee ...................................................................    None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1):
Management Fees ................................................................    0.73%
Distribution and/or Service (12b-1) Fees .......................................    None
Other Expenses .................................................................    0.29%
                                                                                  ------
Total Annual Fund Operating Expenses ...........................................    1.02%
                                                                                  ------
Less: Fee Waivers(2) ...........................................................   (0.15)%
                                                                                  ------
Net Expenses ...................................................................    0.87%
                                                                                  ======
(1) Information on the annual operating expenses reflects the expenses of both the Fund and the Portfolio, the master fund in which the Fund invests its assets. The Fund's fees for the period ended 12/31/99 have been restated to reflect current fees.

(2) ICCC, the Advisor and Administrator to the Portfolio, has contractually agreed to waive 0.15% of its aggregate fees until at least September 30, 2002.



Example:*

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This is a hypothetical example only, and is not intended to suggest that the Fund's performance will match the assumptions used in the example.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund's operating expenses remain the same and the fee waiver applies during the first two years only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
                                     1 Year     3 Years     5 Years     10 Years
                                     ------     -------     -------     --------
   Institutional Shares ..........     $89        $294        $533       $1,220

----------------------------
 * Reflects expenses of both the Fund and the Portfolio, the master fund in which the Fund invests its assets.

INVESTMENT PROGRAM
--------------------------------------------------------------------------------
Investment Objective and Policies


      The Fund is designed to maximize total return. While the Advisors give priority to seeking total return, they cannot offer assurance of achieving this objective. The investment objective of the Portfolio, unlike that of the Fund, is not a fundamental policy and may be changed without shareholder approval.

      The Fund, through its investment in the Portfolio, will seek to achieve this objective through a combination of long-term growth of capital and, to a lesser extent, current income. The Fund invests primarily in common stocks of companies in the communications field.

      The Advisors are responsible for managing the Portfolio's investments. (Refer to the section entitled "Investment Advisor and Sub-Advisor.") The Advisors choose securities of companies that are engaged in the research, development, manufacture or sale of communications services, technology, equipment or products. The Advisors emphasize investment in companies offering products and services that both support traditional communications and facilitate new information-based applications. Examples of such companies are companies that offer outsourced communications billing and tele-services products, or network computing technology that supports basic Internet functionality such as web-site operations for electronic commerce and other Internet-based applications. The Advisors believe that the expansion of the worldwide telecommunications market will create new opportunities for both established and emerging providers of telecommunications products and services. As a result, they believe that investing in a portfolio of common stocks, as well as dividend and interest-paying securities, of companies in the communications field offers an attractive opportunity for maximizing total return.

      The Fund may also invest in convertible securities rather than investing in a company's common stock, and in bonds and short-term cash equivalents. Convertible securities are bonds or preferred stocks that give holders the right to exchange the convertible security for a specified number of shares of a company's common stock at specified prices within a certain period of time. Holders receive regular interest payments until they exercise their exchange right. The Fund may also invest up to 10% of its assets in stocks and other securities of companies not publicly traded in the United States.

      The Advisors follow an investment philosophy referred to as "flexible value". They look for attractive price to value relationships in undervalued stocks of strong companies with good management. The emphasis is on individual stock selection, fundamental research and valuation flexibility, without rigid constraints.

      The Advisors believe the communications industry offers significant long-term opportunity for a broad variety of companies to focus on unique sectors and strategies to create and grow attractive businesses. Beyond recognizing the potential for profitable business segments within the overall communications industry, they tend to focus on individual companies.

      The Advisors consider various factors in assessing a potential candidate for investment, including the management team; market position; business strategy; existence of a catalyst for change; and an attractive valuation.

      The Advisors concentrate investments in those stocks that they believe offer the best potential return relative to possible risks. The Advisors retain investment positions for as long as the business fundamentals remain favorable and the valuations do not become excessive. The Advisors will sell or reduce holdings if business fundamentals deteriorate or if the price-to-value relationship becomes unattractive.

Risk Considerations

      There are risks associated with investing in general and with investing in the telecommunications field in particular. Below are some of the risks.

      Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices, including stocks held by the Fund.

      Concentration Risk. The Fund concentrates its investments in common stocks of companies in the communications field. As a result, market price movements, regulatory or technological changes, or economic conditions affecting companies in this field will have a significant impact on the Fund's performance.

      Diversification Risk. The Fund is non-diversified. This means that it may invest in securities of a relatively limited number of issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the Fund was diversified.

      Foreign Investment Risk. To the extent that it holds companies based outside the United States, the Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which would decrease the value of the investment to U.S. investors.

      To reduce the Fund's risk under adverse market conditions, the Advisors may make temporary defensive investments in money market instruments and other investment grade income-producing securities, investments that would not ordinarily be consistent with the Fund's objective. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighted the opportunity for gain.

THE FUND'S NET ASSET VALUE
--------------------------------------------------------------------------------



      The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00 p.m. (Eastern Time), it could be earlier, particularly on a day before a holiday. Contact the Transfer Agent for information about whether the Fund will close early before a particular holiday. The net asset value per share is calculated by subtracting the liabilities attributable to the Institutional Shares from its proportionate share of the Fund's assets and dividing the result by the number of outstanding Institutional Shares.

      In valuing its assets, the Fund's investments are priced at their market value. When price quotes for a particular security are either not readily available or unreliable, the security is priced at its "fair value" using procedures approved by the Fund's Board of Directors.


      You may buy or redeem Institutional Shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.

      The following sections describe how to buy and redeem Institutional
Shares.

HOW TO BUY INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
      You may buy Institutional Shares if you are any of the following:

      o An eligible institution (e.g., a financial institution, corporation, investment counselor, trust, estate or educational, religious or charitable institution or a qualified retirement plan other than a defined contribution plan).

      o A defined contribution plan with assets of at least $75 million.

      o An investment advisory affiliate of DB Alex. Brown LLC or the Flag Investors family of funds purchasing shares for the accounts of your investment advisory clients.


      You may buy Institutional shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy Institutional Shares by sending your check (along with a completed Application Form) directly to the Fund.


      Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

Investment Minimums

      Your initial investment must be at least $500,000.

      The following are exceptions to this minimum:

      o There is no minimum initial investment for investment advisory affiliates of DB Alex. Brown LLC or the Flag Investors family of funds purchasing shares for the accounts of their investment advisory clients.

      o There is no minimum initial investment for defined contribution plans with assets of at least $75 million.

      o The minimum initial investment for all other qualified retirement plans is $1 million.

      There are no minimums for subsequent investments.

Purchases by Exchange

      You may exchange Institutional shares of any other Flag Investors fund for an equal dollar amount of Institutional Shares of the Fund up to four times a year. The Fund may modify or terminate this offer of exchange upon 60 days' notice.

      You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

HOW TO REDEEM INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

      You may redeem Institutional Shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If your shares are in an account with the Fund, you may also redeem them by contacting the Transfer Agent by mail or (if you are redeeming less than $500,000) by telephone. You will be paid for redeemed shares by wire transfer of funds to your securities dealer, servicing agent or bank upon receipt of a duly authorized redemption request as promptly as feasible and, under most circumstances, within three Business Days.

      Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

      If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice. The Fund reserves the right to redeem shares in kind under certain circumstances.

TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------

      If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $500,000 or exchange them for Institutional shares of another Flag Investors fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 7:00 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.


      The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.

      During periods of economic or market volatility, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail.

DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

Dividends and Distributions


      The Fund's policy is to distribute to shareholders substantially all of its net investment income in the form of quarterly dividends and to distribute net capital gains at least annually.

Dividend Reinvestment

      Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Institutional Shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in Institutional Shares of other Flag Investors funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application Form or notify the Transfer Agent, your securities dealer, or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.


Certain Federal Income Tax Consequences

      The following summary is based on current tax laws, which may change.


      The Fund will distribute substantially all of its net investment income and net realized capital gains at least annually. The dividends and distributions you receive are subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under U.S. tax laws will not be taxable. Each sale or exchange of the Fund's shares is generally a taxable event, except for a sale or exchange by a retirement plan that qualifies for tax-exempt treatment under U.S. tax laws.


      More information about taxes is in the Statement of Additional Information. Please contact your tax advisor if you have specific questions about federal, state and local income taxes.

ORGANIZATIONAL STRUCTURE
--------------------------------------------------------------------------------

         The Fund is a "feeder fund" that invests substantially all of its assets in the Communications Portfolio. The Fund and the Portfolio have the same investment objective. The Portfolio is advised by Investment Company Capital Corp. and sub-advised by Alex. Brown Investment Management. (See the section on "Investment Advisor and Sub-Advisor.")

         The Portfolio may accept investments from other feeder funds. A feeder fund bears the Portfolio's expenses in proportion to its assets. Each feeder fund can set its own transaction minimums, fund-specific expenses and other conditions. This arrangement allows the Fund's Directors to withdraw the Fund's assets from the Portfolio if they believe doing so is in the shareholder's best interests. If the Directors withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment advisor, invest in a different master portfolio or take other action.


INVESTMENT ADVISOR AND SUB-ADVISOR
--------------------------------------------------------------------------------

         Investment Company Capital Corp. is the Portfolio's investment advisor and Alex. Brown Investment Management is the Portfolio's sub-advisor. ICCC is also the investment advisor to other mutual funds in the Flag Investors family of funds and to Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. These funds, together with the Fund, had approximately $12.8 billion of net assets as of August 31, 2000.

         ICCC is an indirect, wholly owned subsidiary of Deutsche Bank, AG. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking, and insurance.

         ABIM is a registered investment advisor with approximately $10.8 billion under management as of August 31, 2000. ABIM is a limited partnership affiliated with the Advisor. Buppert, Behrens & Owen, Inc., a company organized and owned by three employees of ABIM, owns a 49% limited partnership interest and a 1% general partnership interest in ABIM. DB Alex. Brown LLC, an affiliate of ICCC, owns the remaining 50% general partnership interest in ABIM.

         ICCC is responsible for supervising and managing all of the Portfolio's operations, including overseeing the performance of ABIM. ABIM is responsible for decisions to buy and sell securities for the Portfolio, for broker-dealer selection and for negotiation of commission rates.

     Prior to September 29, 2000, ICCC served as investment advisor and ABIM served as investment sub-advisor to the Fund. As compensation for its services for the fiscal year ended December 31, 1999, ICCC received from the Fund a fee equal to 0.58% of the Fund's average daily net assets. A Special Meeting of Shareholders was held on August 31, 2000, at which time Fund shareholders voted to approve a new investment advisory agreement (the "Advisory Agreement") between the Portfolio and ICCC and a new sub-advisory agreement (the "Sub-Advisory Agreement") among the Portfolio, ICCC and ABIM. Under the Advisory Agreement, the investment advisor is entitled to receive a fee, calculated daily and paid monthly, at the following annual rates based upon the Portfolio's average daily net assets: 1.00% of the first $100 million, 0.90% of the next $100 million, 0.85% of the next $100 million, 0.80% of the next $200 million, 0.73% of the next $500 million, 0.68% of the next $500 million and 0.65% of that portion exceeding $1.5 billion.

     ICCC, the Advisor and Administrator to the Portfolio, has contractually agreed to waive 0.15% of its aggregate fees until at least September 30, 2002. ICCC compensates ABIM out of its advisory fee. ICCC also may provide significant compensation to securities dealers and servicing agents for distribution, administrative and promotional services.

Portfolio Managers


      Messrs. Bruce E. Behrens and Liam D. Burke have shared primary responsibility for managing the Fund's assets since May 1, 1997. Prior to May 1, 1997, Mr. Behrens shared primary responsibility with Mr. Hobart C. Buppert.


      Mr. Behrens, who has 32 years of investment experience, has been a Vice President and Principal of ABIM since 1981. Prior to joining ABIM, he was a Senior Vice President and Principal of Corbyn Associates from 1978 to 1981 and a Vice President at Investment Counselors of Maryland from 1972 to 1978. Prior thereto, he was a Securities Analyst at Citibank from 1968 to 1972. Mr. Behrens received his B.A. from Denison University in 1966 and an M.B.A. from the University of Michigan in 1968. He is a member and past president of the Baltimore Security Analysts Society and a member of the Financial Analysts Federation.


      Mr. Burke, who has 11 years of investment experience, has been a Vice President of ABIM since 1994. He joined ABIM in 1994 with primary responsibility as a telecommunications analyst for the Fund. Prior to joining ABIM, he worked as a telecommunications industry analyst at a regional broker-dealer, Ferris, Baker, Watts, Inc. from 1992 to 1994 and as a managing director of Frey & Co., a Baltimore-based private investment bank, from 1989 to 1992. Mr. Burke began his professional career at AT&T and spent eight years in positions that included operations, regional staff management and national account sales. He is a graduate of Georgetown University and received his M.B.A. from The George Washington University.


ADMINISTRATOR

      Investment Company Capital Corp. provides administration services to the Fund. ICCC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which shares are distributed and, subject to the supervision of the Fund's Board of Directors, oversight of the relationship between the Fund and its other service providers. ICCC is also the Fund's transfer and dividend disburing agent and provides accounting services to the Fund.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The financial highlights table is intended to help you understand the Fund's financial performance since it began operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information (except for the six-month period ended June 30, 2000) has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.



(For a share outstanding throughout each period)
--------------------------------------------------------------------------------



                                                                                                        Institutional Shares
                                                                                                  --------------------------------
                                                                                                                    For the Period
                                                                               For the Six         For the Year     June 4, 1998(1)
                                                                               Months ended           Ended            through
                                                                                 June 30,          December 31,      December 31,
                                                                             -----------------     -------------    --------------
                                                                                  2000(3)              1999              1998
                                                                             -----------------     -------------    --------------
Per Share Operating Performance:
 Net asset value at beginning of period .............................             $ 43.76            $ 34.27           $ 23.26
                                                                                  -------            -------           -------
Income from Investment Operations:
 Net investment income ..............................................                0.11               0.27              0.06
 Net realized and unrealized gain/(loss) on investments .............               (6.16)             14.93             12.17
                                                                                  -------            -------           -------
 Total from Investment Operations ...................................               (6.05)             15.20             12.23
                                                                                  -------            -------           -------
Less Distributions From:
 Net investment income and net realized short-term
   gains ............................................................               (0.06)            ( 0.40)           ( 0.31)
 Net realized long-term gains .......................................               (0.25)            ( 5.31)           ( 0.91)
                                                                                  -------            -------           -------
 Total distributions ................................................               (0.31)            ( 5.71)           ( 1.22)
                                                                                  -------            -------           -------
 Net asset value at end of period ...................................             $ 37.40            $ 43.76           $ 34.27
                                                                                  =======            =======           =======
Total Return ........................................................              (13.89)%            45.89%            53.95%

Ratios to Average Daily Net Assets:
 Expenses ...........................................................                0.65%(2)           0.72%             0.83%(2)
 Net investment income ..............................................                0.59%(2)           0.86%             0.49%(2)

Supplemental Data:
 Net assets at end of period (000) ..................................             $27,120            $28,153          $    813
 Portfolio turnover rate ............................................                   9%                17%               14%

-----------
(1) Commencement of operations.
(2) Annualized.
(3) Unaudited.

Investment Advisor of the Portfolio
INVESTMENT COMPANY CAPITAL CORP.
One South Street
Baltimore, Maryland 21202

Investment Sub-Advisor of the Portfolio
ALEX. BROWN INVESTMENT MANAGEMENT
One South Street
Baltimore, Maryland 21202


Distributor
ICC DISTRIBUTORS, INC.


Administrator and Transfer Agent
INVESTMENT COMPANY CAPITAL CORP.
One South Street
Baltimore, Maryland 21202
1-800-553-8080


Independent Accountants
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, Maryland 21201

Custodian
BANKERS TRUST COMPANY
130 Liberty Street
New York, New York 10006

Fund Counsel
MORGAN, LEWIS & BOCKIUS LLP
1701 Market Streeet
Philadelphia, Pennsylvania 19103

                               [GRAPHIC OMITTED]



      Flag Investors o P.O. Box 515 o Baltimore, MD 21203 o (800) 767-FLAG
                             www.flaginvestors.com
--------------------------------------------------------------------------------
You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling (800) 767-FLAG:


o A statement of additional information (SAI) about the Fund that is incorporated by reference into the Prospectus.


o The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


In addition, you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 202-942-8090 to find out about the operation of the Public Reference Room.) The EDGAR Database on the Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.


For other shareholder inquiries, contact the Transfer Agent at (800) 553-8080. For Fund information, call (800) 767-FLAG or your securities dealer or servicing agent.



Investment Company Act File No. 811-3883                       COMMIPRS (9/00)

                       STATEMENT OF ADDITIONAL INFORMATION


                  --------------------------------------------


                    FLAG INVESTORS COMMUNICATIONS FUND, INC.


                                One South Street
                            Baltimore, Maryland 21202

                  --------------------------------------------


                   THIS STATEMENT OF ADDITIONAL INFORMATION IS
                     NOT A PROSPECTUS. IT SHOULD BE READ IN
                   CONJUNCTION WITH A PROSPECTUS. THE AUDITED
                 FINANCIAL STATEMENTS FOR THE FUND ARE INCLUDED
                   IN THE FUND'S ANNUAL REPORT, WHICH HAS BEEN
                          FILED ELECTRONICALLY WITH THE
                    SECURITIES AND EXCHANGE COMMISSION AND IS
                       INCORPORATED BY REFERENCE INTO THIS
                 STATEMENT OF ADDITIONAL INFORMATION. A COPY OF
              EACH PROSPECTUS AND THE ANNUAL REPORT MAY BE OBTAINED
                  WITHOUT CHARGE FROM YOUR SECURITIES DEALER OR
                    SHAREHOLDER SERVICING AGENT OR BY WRITING
                     OR CALLING THE FUND, ONE SOUTH STREET,
                    BALTIMORE, MARYLAND 21202, (800)767-FLAG.












          Statement of Additional Information Dated September 29, 2000,
           relating to the Prospectuses Dated September 29, 2000 for:
         Flag Investors Class A Shares, Flag Investors Class B Shares,
     Flag Investors Class C Shares and Flag Investors Institutional Shares

                                TABLE OF CONTENTS

                                                                     Page

GENERAL INFORMATION AND HISTORY........................................1

INVESTMENT OBJECTIVE AND POLICIES......................................1

VALUATION OF SHARES AND REDEMPTION.....................................6

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS...................6

MANAGEMENT OF THE FUND.................................................9

INVESTMENT ADVISORY AND OTHER SERVICES................................14

ADMINISTRATOR ........................................................16

DISTRIBUTION OF FUND SHARES...........................................16

BROKERAGE.............................................................20

CAPITAL STOCK.........................................................21

SEMI-ANNUAL REPORTS AND ANNUAL REPORTS................................22

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES.....................22

INDEPENDENT ACCOUNTANTS...............................................23

LEGAL MATTERS.........................................................23

PERFORMANCE INFORMATION...............................................23

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...................25

FINANCIAL STATEMENTS..................................................26

APPENDIX A............................................................27

GENERAL INFORMATION AND HISTORY

         Flag Investors Communications Fund, Inc. (the "Fund") is an open-end management investment company that was originally designed to provide both convenience and professional investment management to shareholders of the former American Telephone and Telegraph Company ("AT&T") after AT&T's divestiture and reorganization in January 1984. Prior to May 1, 1998 the Fund was known as the Flag Investors Telephone Income Fund, Inc.

         The Fund currently offers four classes of shares: Flag Investors Communications Fund Class A Shares ("Class A Shares"), Flag Investors Communications Fund Class B Shares ("Class B Shares"), Flag Investors Communications Fund Class C Shares ("Class C Shares") and Flag Investors Communications Fund Institutional Shares ("Institutional Shares") (collectively, the "Shares"). As used herein, the "Fund" refers to Flag Investors Communications Fund, Inc. and specific references to any class of the Fund's shares will be made using the name of such class.


         Important information concerning the Fund is included in the Fund's Prospectuses, which may be obtained without charge from the Fund, the Fund's distributor (the "Distributor") or from Participating Dealers that offer Shares to prospective investors. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement for the Fund and its Shares filed with the Securities and Exchange Commission (the "SEC"). Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

         The Fund was organized as a Maryland corporation on October 18, 1983 and began operations on January 18, 1984. On May 20, 1985, the Fund reorganized as a Massachusetts business trust and on January 19, 1989, it reorganized as a Maryland corporation pursuant to an Agreement and Plan of Reorganization and Liquidation approved by shareholders on December 6, 1988. The Fund began offering the Class B Shares on January 3, 1995, the Institutional Shares on February 26, 1998 and the Class C Shares on October 19, 1998. On September 29, 2000, the Fund became a feeder fund of the Communications Portfolio (the "Portfolio"), a portfolio of the Flag Investors Portfolios Trust.

         Under a license agreement dated January 19, 1989 between the Fund and Alex. Brown & Sons Incorporated (predecessor to DB Alex. Brown LLC) ("DB Alex. Brown"), Alex. Brown & Sons Incorporated licenses to the Fund the "Flag Investors" name and logo but retains rights to the name and logo, including the right to permit other investment companies to use them.



INVESTMENT OBJECTIVE AND POLICIES


         The Fund seeks to maximize total return through a combination of long-term growth of capital and, to a lesser extent, current income. The Fund seeks to achieve this objective by investing substantially all of its assets in a non-diversified open-end management investment company, the Communications Portfolio of Flag Investors Portfolios Trust (the "Portfolio"), having the same investment objective as the Fund. The Fund may withdraw its investment from the Portfolio at any time if the Board of Directors determines that it is in the best interests of the Fund to do so. There can be no assurance that the Fund's investment objective will be achieved. The Fund's investment objective may not be changed without shareholder approval.

         Investment Company Capital Corp. ("ICCC" or the "Advisor") and Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor") manage the Portfolio's investments. Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio.

         In seeking its objective, the Portfolio invests primarily in common stock, securities convertible thereto and debt obligations of companies in the communications field. For this purpose, companies would be considered to be in the "communications field" if they were engaged in the research, development, manufacture or sale of communications services, technology, equipment or products. Companies would be considered to be "engaged" in the research, development, manufacture or sale of communications services, technology, equipment or products if they derive at least 50% of their revenues from such activities.

         The Portfolio's Advisor and Sub-Advisor, collectively, (the "Advisors"), believe that investing in a portfolio of securities of companies in the communications field affords an attractive opportunity for achieving this investment objective. Effective communication through the transmission of voice, pictures and data is becoming increasingly important and the communications field now embraces a wide variety of products and services, such as local and long distance telephone service, wireless service (e.g., cellular telephone or paging services), video, telecommunications equipment, media, and information technology. Information technology combines data processing and telecommunications to support more efficient and economical business processes and consumer activities. The rapidly improving performance and declining cost of transmission have helped the global expansion of information technology. For example, businesses have an increasing need to connect to remote users such as employees, suppliers and customers. Customers are increasingly relying on telecommunications-based applications like on-line banking and shopping to save time and money. Worldwide telecommunications market expansion will create opportunities for established and emerging providers of telecommunications products and services. Although new, high growth technologies are being adopted at an increasing rate, commercial acceptance still lags the introduction of new products and services. Traditional communications companies, such as telephone companies, are positioned to serve the existing and developing needs of their customer base with a combination of current and new offerings. Evolving user requirements have also led to the development of separate industry segments, outside the local telephone and long distance businesses, which enable non-traditional telecommunications providers a chance to benefit from the growing worldwide demand for voice, data and video services.

         There can be no assurance that the Portfolio's investment objective will be achieved.

         Under normal market conditions at least 65% of the Portfolio's total assets will be invested in common stock, securities convertible thereto and debt obligations of companies in the communications field, as defined above. Depending on the circumstances, the Portfolio may temporarily and for defensive purposes invest up to 100% of its net assets in money market instruments and in other income-producing securities.

Convertible Securities

         The Portfolio may invest in convertible securities. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). A convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security tends to increase as the market value of the underlying stock increases and declines as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investing in common stock of the same issuer.

Investments in Fixed Income Securities

         In general, the Portfolio will invest in investment grade non-convertible corporate debt obligations that are rated, at the time of purchase, BBB or higher by Standard and Poor's Ratings Group ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or, if unrated, determined to be of comparable quality by the Advisors, under criteria approved by the Portfolio's Board of Trustees. Investment grade securities (securities rated BBB or higher by S&P or Baa or higher by Moody's) are generally thought to provide the highest credit quality and the smallest risk of default. Securities rated BBB by S&P or Baa by Moody's have speculative characteristics. Up to 10% of the Portfolio's total assets (measured at the time of the investment) may be invested in lower quality non-convertible corporate debt obligations (securities rated BB or lower by S&P or Ba or lower by Moody's and unrated securities of comparable quality). Securities that were investment grade at the time of purchase but are subsequently downgraded to BB/Ba or lower will be included in the 10% category. In the event any security owned by the Portfolio is downgraded, the Advisors will review the situation and take appropriate action, but will not be automatically required to sell the security. If such a downgrade causes the 10% limit to be exceeded, the Portfolio will be precluded from investing further in non-convertible debt obligations that are below investment grade.

         The Portfolio may purchase non-convertible corporate debt obligations that carry ratings lower than those assigned to investment grade bonds by Moody's or S&P, or that are unrated if such bonds, in the Advisors' judgment, meet the quality criteria established by the Board of Trustees. These bonds are generally known as "junk bonds." These securities may trade at substantial discounts from their face values. Accordingly, if the Portfolio is successful in meeting its objectives, investors may receive a total return consisting of both income and capital gains. Appendix A to this Statement of Additional Information sets forth a description of the S&P and Moody's rating categories, which indicate the rating agency's opinion as to the probability of timely payment of interest and principal. These ratings range in descending order of quality from AAA to D (though the Portfolio will not purchase securities rated, at the time of purchase, below C), in the case of S&P, and from Aaa to C, in the case of Moody's.

         Ratings of S&P and Moody's represent their opinions of the quality of bonds and other debt securities they undertake to rate at the time of issuance. However, these ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Accordingly, the Advisors do not rely exclusively on ratings issued by S&P or Moody's in selecting portfolio securities but supplement such ratings with independent and ongoing review of credit quality. In addition, the total return the Portfolio may earn from investments in high-yield securities will be significantly affected not only by credit quality but also by fluctuations in the markets in which such securities are traded. Accordingly, selection and supervision by the Advisors of investments in lower rated securities involve continuous analysis of individual issuers, general business conditions, activities in the high-yield bond market and other factors. The analysis of issuers may include, among other things, historic and current financial conditions, strength of management, responsiveness to business conditions, credit standing and current and anticipated results of operations. Analysis of general business conditions and other factors may include anticipated changes in economic activity in interest rates, the availability of new investment opportunities and the economic outlook for specific industries.

         Investing in higher yield, lower rated bonds entails substantially greater risk than investing in investment grade bonds, including not only credit risk, but potentially greater market volatility and lower liquidity. Yields and market values of high-yield bonds will fluctuate over time, reflecting not only changing interest rates but also the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated bonds may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. In addition, adverse economic developments could disrupt the high-yield market, affecting both price and liquidity, and could also affect the ability of issuers to repay principal and interest, thereby leading to a default rate higher than has been the case historically. Even under normal conditions, the market for junk bonds may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high-yield market and purchasers of high-yield bonds are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, the market for junk bonds may become more volatile and there may be significant disparities in the prices quoted for high-yield securities by various dealers. Under conditions of increased volatility and reduced liquidity, it would become more difficult for the Portfolio to value its portfolio securities accurately because there might be less reliable objective data available.

Investment in Securities of Foreign Issuers

         From time to time, the Portfolio may invest in American Depositary Receipts ("ADRs"), which are interests in securities of foreign companies, and up to 10% of the Portfolio's total assets in debt and equity securities of issuers not publicly traded in the United States, when the Advisors believe that such investments provide good opportunities for achieving income and capital gains without undue risk. Investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operated in the United States. The value of the Portfolio's foreign investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or economic or monetary policies in the United States or abroad. One or more of these events could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolio's operations. Furthermore, the economics of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency or balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by the Portfolio must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

         Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Portfolio as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Portfolio is also authorized to enter into certain foreign currency exchange transactions. Furthermore, the Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. The settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. Finally, there may be less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Restricted Securities

         The Portfolio may invest in securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities") that have been determined to be liquid by the Advisors under standards approved by the Portfolio's Board of Trustees, and may invest up to 10% of its net assets in Rule 144A Securities that are illiquid (see "Investment Restrictions" ). Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

Repurchase Agreements


         The Portfolio may enter into repurchase agreements with domestic banks or broker-dealers deemed to be creditworthy by the Advisors. A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the Portfolio's holding period. The value of underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Portfolio makes payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of a custodian or bank acting as agent. The underlying securities, which in the case of the Portfolio are securities of the U.S. Government only, may have maturity dates exceeding one year. The Portfolio does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and loss including (a) possible decline in the value of the underlying security while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.


Lending of Portfolio Securities



         The Portfolio may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as effecting and covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Portfolio. The Portfolio may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended (the "1940 Act") or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receive reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisors to be of good standing and when, in the judgment of the Advisors, the consideration that can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the borrower, will be considered in making decisions with respect to the lending of securities.


         At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Cash collateral may be invested in a money market fund managed by Bankers Trust Company (or its affiliates) and Bankers Trust may serve as the Portfolio's lending agent and may share in revenue received from securities lending transactions as compensation for this service.

Covered Call Options


         In an attempt to earn additional income, and as a means of protecting the Portfolio's assets against market declines, the Portfolio may, to a limited extent, write covered call option contracts on certain of its securities and purchase call options for the purpose of eliminating outstanding contracts.

         When the Portfolio writes a call option on securities that it owns, it gives the purchaser of the option the right but not the obligation to buy the securities at the price specified in the option (the "Exercise Price") at any time prior to the expiration of the option. In the strategy to be employed by the Portfolio, the Exercise Price, plus the option premium paid by the purchaser, is almost always greater than the market price of the underlying security at the time the option is written. If any option is exercised, the Portfolio will realize the long-term or short-term gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the net premium originally received. By writing a covered option, the Portfolio may forego, in exchange for the net premium, the opportunity to profit from an increase in value of the underlying security above the Exercise Price. Thus, options will be written when the Advisors believe the security should be held for the long term but expect no appreciation or only moderate appreciation within the option period. The Portfolio also may write covered options on securities that have a current value above the original purchase price but which, if then sold, would not normally qualify for a long-term capital gains treatment. Such activities will normally take place during periods when market volatility is expected to be high.

         Only call options that are traded on a national securities exchange will be written. Call options are issued by the Options Clearing Corporation (the "OCC"), which also serves as the clearinghouse for transactions with respect to options. The price of a call option is paid to the writer without refund on expiration or exercise, and no portion of the price is retained by the OCC or the exchanges. Writers and purchasers of options pay the transaction costs, which may include commissions charged or incurred in connection with such option transactions.

         The Portfolio may write options contracts on its securities up to 20% of the value of its net assets at the time such options are written. The Portfolio will not sell the securities against which options have been written (uncover the options) until after the option period has expired, the option has been exercised or a closing purchase has been executed.

         Call options may be purchased by the Portfolio, but only to terminate an obligation as a writer of a call option. This is accomplished by making a closing purchase transaction, that is, the purchase of a call option on the same security with the same Exercise Price and expiration date as specified in the existing call option. A closing purchase transaction with respect to calls traded on a national securities exchange has the effect of extinguishing the obligation of a writer. Although the cost to the Portfolio of such a transaction may be greater than the net premium received by the Portfolio upon writing the original option, the Board of Trustees believes that it is appropriate for the Portfolio to have the ability to make closing purchase transactions in order to prevent its portfolio securities from being purchased pursuant to the exercise of a call. The Advisors may also permit the call option to be exercised. A profit or loss from a closing purchase transaction will be realized depending on whether the amount paid to purchase a call to close a position is less or more than the amount received from writing the call. A profit or loss from an option exercised will be realized depending upon whether the cost of the stock sold through the exercise, minus the premium received on the option, is less or more than the proceeds of the exercise.

Special Information Concerning Master-Feeder Fund Structure.

         Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing substantially all of its assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds, domestic and offshore investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other fund-specific operating expenses. These differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Transfer Agent at 1-800-553-8080.

         Small funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. This possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Fund is requested to vote on matters pertaining to the Portfolio, the Fund will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Fund's votes at the Portfolio meeting. The percentage of the Fund's votes representing the Fund's shareholders not voting will be voted by the Directors or officers of the Fund in the same proportion as the Fund shareholders who do, in fact, vote.


         Certain changes in the Portfolio's investment objective, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

         The Fund may withdraw its investment from the Portfolio at any time, if the Fund's Board of Directors determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Fund's Board of Directors would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment advisor to manage the Fund's assets in accordance with the investment policies described herein with respect to the Portfolio.

Investment Restrictions


         The Fund's investment program is subject to a number of investment restrictions that reflect self-imposed standards as well as federal and state regulatory limitations. The investment restrictions recited below are matters of fundamental policy of the Fund and the Portfolio and are in addition to those described in the Fund's Prospectus, and may not be changed without the affirmative vote of a majority of outstanding shares. The percentage limitations contained in these restrictions apply at the time of purchase of securities. The Portfolio (Fund) will not:



1) Invest less than 65% of its total assets in the communications field, except as described in the Prospectus, provided that: (a) otherwise the Portfolio (Fund) will not concentrate more than 25% of its total assets in securities of issuers in any industry and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder;

2) Invest in the securities of any single issuer if, as a result, the Portfolio (Fund) would hold more than 10% of the outstanding voting securities of such issuer, except that the Portfolio's (Fund's) assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder;


3) Borrow money, except as a temporary measure for extraordinary or emergency purposes in an amount not exceeding 10% of the value of the total assets of the Portfolio (Fund) at the time of such borrowing;


4)   Invest in real estate or mortgages on real estate;


5) Purchase or sell commodities or commodities contracts, provided that the Portfolio (Fund) may invest in financial futures and options on such futures;


6) Act as an underwriter of securities within the meaning of the U.S. federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities. This restriction shall not limit the Portfolio's (Fund's) ability to invest in securities issued by one or more management investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder;


7)   Issue senior securities; or


8) Make loans, except that the Portfolio (Fund) may purchase or hold debt instruments in accordance with its investment objectives and policies, and may loan portfolio securities and enter into repurchase agreements as described in this Registration Statement.

         The following investment restriction may be changed by a vote of the majority of the Board of Directors. The Portfolio (Fund) will not:

         Invest more than 10% of the value of its net assets in illiquid securities (as defined under federal and state securities laws).

VALUATION OF SHARES AND REDEMPTION

Valuation of Shares

         The net asset value per Share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time) each day on which the New York Stock Exchange is open for business (a "Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


         The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business. So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These "late day" agreements are intended to permit shareholders placing orders with third parties to place orders up to the same time as other shareholders.


Redemption

         The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.


         The Fund and the Portfolio reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Portfolio, as the case may be, and valued as they are for purposes of computing the Fund's or the Portfolio's net asset value, as the case may be (a redemption in kind). If payment is made to shareholder in securities, the shareholder may incur transaction expenses in converting these securities into cash. The Fund and the Portfolio have elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund and the Portfolio are obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund or the Portfolio, as the case may be, at the beginning of the period.

         The Portfolio has agreed to make a redemption in kind to the Fund whenever the Fund wishes to make a redemption in kind and therefore shareholders of the Fund that receive redemptions in kind will receive portfolio securities of the Portfolio and in no case will they receive a security issued by the Portfolio. The Portfolio has advised the Fund that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind or unless requested by the Fund.



FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

         The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectuses is not intended as a substitute for careful tax planning. For example, under certain specified circumstances, state income tax laws may exempt from taxation distributions of a regulated investment company to the extent that such distributions are derived from interest on federal obligations. Investors are urged to consult with their tax advisor regarding whether such exemption is available.

         The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company

         The Fund intends to qualify and elect to be treated for each taxable year as a regulated investment company ("RIC") under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, United States Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or business. For purposes of the 90% gross income requirement described above, foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.


         In addition to the requirements described previously, in order to qualify as a RIC, the Fund must distribute at least 90% of its investment company taxable income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.


         Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.


         If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, such distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

         The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.


Fund Distributions


         Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional Shares, to the extent of the Fund's earnings and profits. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

         The Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to shareholders that are individuals at a maximum rate of 20%, regardless of the length of time the shareholder has held Shares. If any such gains are retained, the Fund will pay federal income tax thereon, and, if the Fund makes an election, the shareholders will include such undistributed gains in their income, will increase their basis in Fund shares by the difference between the amount of such includable gains and the tax deemed paid by such shareholder and will be able to claim their share of the tax paid by the Fund as a refundable credit.

         If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

         In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

         Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Fund in the year in which the dividends were declared.

         Investors should be careful to consider the tax implications of purchasing Shares just prior to the ex-dividend date of any ordinary income dividend or capital gains distribution. Those investors will be taxable on the entire amount of the dividend or distribution received, even though some or all of the amount distributed may have been realized by the Fund prior to the investor's purchase.

         The Fund will provide an annual statement to shareholders describing the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction.


         The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Fund.


Sale or Exchange of Fund Shares

         The sale or exchange of a Share is a taxable event for the shareholder. Generally, gain or loss on the sale or exchange of a Share will be capital gain or loss that will be long-term if the Share has been held for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution with respect to the Share (or any undistributed net capital gains of the Fund with respect to such Share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.


         In certain cases, the Fund will be required to withhold and remit to the United States Treasury 31% of distributions payable to any shareholder who
(1) has failed to provide a correct tax identification number, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report receipt of interest or dividends, or (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding.

Federal Excise Tax; Miscellaneous Considerations; Effect of Future Legislation

         If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending on October 31 of that year (and any retained amount from the prior calendar year), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most, its net capital gains and pay tax thereon.


         Non-U.S. investors in a Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisor prior to investing in the Fund.


State and Local Tax Considerations

         Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Fund.



MANAGEMENT OF THE FUND AND THE PORTFOLIO


         The Fund's Board of Directors and the Portfolio's Board of Trustees (each a "Director" and collectively, the "Directors") manage the Fund's and Portfolio's overall business and affairs, respectively. The Directors approve all significant agreements between the Portfolio and persons or companies furnishing services to the Fund or Portfolio, including the Fund's or Portfolio's agreements with the Advisors, Distributor, Administrator, custodian and transfer agent.


         The Directors and executive officers, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is One South Street, Baltimore, Maryland 21202.

*TRUMAN T. SEMANS, Chairman and Director (10/27/26)

         Brown Investment Advisory & Trust Company, 19 South Street, Baltimore, Maryland 21202. Vice Chairman, Brown Investment Advisory & Trust Company (formerly, Alex. Brown Capital Advisory & Trust Company); and Director and President, Virginia Hot Springs Inc. (property management). Formerly, Director, Investment Company Capital Corp. (registered investment advisor); Managing Director and Vice Chairman, Alex. Brown & Sons Incorporated (now DB Alex. Brown LLC); and Director, ISI Family of Funds (registered investment companies).


RICHARD R. BURT, Director (2/3/47)

         IEP Advisors, LLP, 1275 Pennsylvania Avenue, NW, 10th Floor, Washington, DC 20004. Chairman, IEP Advisors, Inc.; Chairman of the Board, Weirton Steel Corporation; Member of the Board, Archer Daniels Midland Company (agribusiness operations), Hollinger International, Inc. (publishing), Homestake Mining (mining and exploration), HCL Technologies (information technology) and Anchor Technologies (gaming software and equipment); Director, Mitchell Hutchins family of funds (registered investment companies); and Member, Textron Corporation International Advisory Council. Formerly, Partner, McKinsey & Company (consulting), 1991-1994; U.S. Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union; and U.S. Ambassador to the Federal Republic of Germany, 1985-1991.


*RICHARD T. HALE, Director (7/17/45)

         Managing Director, DB Alex. Brown LLC (formerly BT Alex. Brown Incorporated); Director and President, Investment Company Capital Corp. (registered investment advisor); Director and President, Deutsche Asset Management Mutual Funds (registered investment companies). Chartered Financial Analyst. Formerly, Director, ISI Family of Funds (registered investment companies).

JOSEPH R. HARDIMAN, Director (5/27/37)

         8 Bowen Mill Road, Baltimore, Maryland 21212. Private Equity Investor and Capital Markets Consultant; Director, Wit Capital Group (registered broker-dealer), The Nevis Fund (registered investment company), and ISI Family of Funds (registered investment companies). Formerly, Director, Circon Corp. (medical instruments), November 1998-January 1999; President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc., 1987-1997; Chief Operating Officer of Alex. Brown & Sons Incorporated (now DB Alex. Brown LLC), 1985-1987; General Partner, Alex. Brown & Sons Incorporated (now DB Alex. Brown LLC), 1976-1985.


LOUIS E. LEVY, Director (11/16/32)

         26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products), Household International (banking and finance) and ISI Family of Funds (registered investment companies). Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants, 1992-1998; Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; and Partner, KPMG Peat Marwick, retired 1990.


EUGENE J. MCDONALD, Director (7/14/32)

         Duke Management Company, Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705. President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and health care); Executive Vice Chairman and Director, Central Carolina Bank & Trust (banking); and Director, Victory Funds (registered investment companies). Formerly, Director, AMBAC Treasurers Trust (registered investment company), DP Mann Holdings (insurance) and ISI Family of Funds (registered investment companies).


REBECCA W. RIMEL, Director (4/10/51)
         The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103-7017. President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation); Director and Executive Vice President, The Glenmede Trust Company (investment trust and wealth management). Formerly, Executive Director, The Pew Charitable Trusts and Director, ISI Family of Funds (registered investment companies).

ROBERT H. WADSWORTH, Director (1/29/40)

         4455 E. Camelback Road, Suite 261 E., Phoenix, Arizona 85018. President and Director, Investment Company Administration LLC, and President and Director, First Fund Distributors, Inc. (registered broker-dealer); Director, The Germany Fund, Inc., The New Germany Fund Inc., The Central European Equity Fund, Inc.; and Vice President, Professionally Managed Portfolios and Advisors Series Trust (registered investment companies). Formerly, President, Guinness Flight Investment Funds, Inc. (registered investment companies); and President, The Wadsworth Group (registered investment advisor).


CARL W. VOGT, Esq., President (4/20/36)

         Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604. Senior Partner, Fulbright & Jaworski L.L.P. (law); Director, Yellow Corporation (trucking), American Science & Engineering (x-ray detection equipment), and ISI Family of Funds (registered investment companies). Formerly, Interim President of Williams College; Chairman and Member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak); Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration); and Director, Flag Investors family of funds (registered investment companies).


CHARLES A. RIZZO, Treasurer (8/5/57)

         Director, Deutsche Asset Management; Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now DB Alex. Brown LLC), 1998-1999; Senior Manager, Coopers & Lybrand L.L.P. (now
         PricewaterhouseCoopers LLP), 1993-1998.

AMY M. OLMERT, Secretary (5/14/63)

         Director, Deutsche Asset Management; Formerly, Vice President, BT Alex. Brown Incorporated (now DB Alex. Brown LLC), 1997-1999; Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP), 1988-1997.


DANIEL O. HIRSCH, Assistant Secretary (3/27/54)

         Director, Deutsche Asset Management Americas. Formerly, Principal, BT Alex. Brown Incorporated (now DB Alex. Brown LLC), 1998-1999; Assistant General Counsel, United States Securities and Exchange Commission, 1993-1998.

-------------------
* Messrs. Semans and Hale are directors who are "interested persons," as defined in the 1940 Act.



         Directors and officers of the Fund and Portfolio are also directors and officers of some or all of the other investment companies managed, administered or advised by Investment Company Capital Corporation ("ICCC") or its affiliates. There are currently 23 funds in the Flag Investors funds and Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Semans serves as Chairman of five funds and as a Director of 18 other funds in the Fund Complex. Mr. Hale serves as Chairman of three funds and as Director of 20 funds in the Fund Complex. Ms. Rimel and Messrs. Burt, Hardiman, Levy, McDonald and Wadsworth serve as Directors of each of the funds in the Fund Complex. Mr. Vogt serves as President of 22 of the funds in the Fund Complex. Mr. Rizzo serves as Treasurer, Ms. Olmert serves as Secretary, and Mr. Hirsch serves as Assistant Secretary, for each of the funds in the Fund Complex.


         Some of the Directors are customers of, and have had normal brokerage transactions with, DB Alex. Brown or its affiliates in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

         With the exception of the President, officers receive no direct remuneration in such capacity from the Fund or Portfolio. Officers and Directors who are officers or directors of ICCC or its affiliates may be considered to have received remuneration indirectly. As compensation for his or her services as director, each Director who is not an "interested person" of the Fund or Portfolio (as defined in the 1940 Act) (an "Independent Director") and Mr. Vogt, the President, receive an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an annual fee from the Fund Complex. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets. Prior to September 29, 2000, ICCC and ABIM served as advisor and sub-advisor, respectively, to the Fund, a stand-alone fund that directly acquired and managed its own portfolio securities. On September 29, 2000, the Fund's assets were contributed to the Portfolio and the Fund was made a feeder fund to the Portfolio. For the fiscal year ended December 31, 1999, Independent Directors' fees attributable to the assets of the Fund totaled $60,493.

         The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended December 31, 1999.

                               COMPENSATION TABLE


----------------------------------------------------------------------------------------------------------------
Name of Person, Position       Aggregate Compensation         Pension or Retirement   Total Compensation
                               From the Fund Payable to       Benefits Accrued As     From the Fund
                               Directors for the Fiscal Year  Part of Fund Expenses   and Fund Complex
                               Ended December 31, 1999                                Payable to Directors
                                                                                      for the Fiscal Year
                                                                                      Ended December 31, 1999(8)
----------------------------------------------------------------------------------------------------------------

Truman T. Semans, Chairman(1)         $0                            $0                $0

Richard T. Hale, Director(1)          $0                            $0                $0


Richard R. Burt, Director(2)          $1,995.00(4)                  5                 $9,750.00

James J. Cunnane, Director(3)         $ 5,375.00(4)                 5                 $29,250 for service on 12
                                                                                       Boards in the Fund Complex



Joseph R. Hardiman, Director          $ 7,441.00(4)                 5                 $39,000 for service on 12(6)
                                                                                       Boards in the Fund Complex

Louis E. Levy, Director               $ 9,259.00                    5                 $ 49,000 for service on 12
                                                                                       Boards in the Fund Complex

Eugene J. McDonald, Director          $ 9,259.00(4)                 5                 $49,000 for service on 12
                                                                                       Boards in the Fund Complex

Rebecca W. Rimel, Director            $ 7,397.00(4)                 5                 $39,000 for service on 11(6)
                                                                                       Boards in the Fund Complex

Carl W. Vogt, Esq., Director(7)       $ 7,397.00(4)                 5                 $39,000 for service on 12(6)
                                                                                       Boards in the Fund Complex

Robert H. Wadsworth, Director(2)      $1,995.00(4)                  5                 $9,750.00

-----------------------------

(1) A Director who is an "interested person" as defined in the 1940 Act.
(2) Elected to the Fund's board effective October 7, 1999.
(3) Retired effective October 7, 1999.
(4) Of amounts payable to Messrs. Burt, Cunnane, McDonald, Vogt, and Wadsworth, and to Ms. Rimel, $1,995, $5,375, $9,259, $7,397, $1,995 and $7,397
    respectively, was deferred pursuant to a deferred compensation plan.
(5) The Fund Complex has adopted a Retirement Plan for eligible Directors, as described below. The actuarially computed pension expense for the Fund for the year ended December 31, 1999 was approximately $29,022.
(6) Ms. Rimel and Messrs. Hardiman and Vogt, prior to their appointment or election as Director to all 12 Funds in the Fund Complex, received proportionately higher compensation from each fund for which they served as Director in the fiscal year ended December 31, 1999.
(7) Retired as Fund Director effective October 7, 1999. Currently serves as President of the Fund.
(8) Prior to September 28, 1999, the Fund Complex consisted of 12 funds and included four funds in the ISI Family of Funds.

         The Fund Complex has adopted a Retirement Plan for Directors who are not employees of the Fund, the Fund's Administrator or its respective affiliates (the "Directors' Retirement Plan") and a Retirement Plan for a former Director serving as the Fund's President (collectively, the "Retirement Plans"). After completion of six years of service, each participant in the Retirement Plans will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by each fund for which he or she serves. The Retirement Plans are unfunded and unvested. The Fund currently has two participants in the Directors' Retirement Plan, a Director who retired effective December 31, 1994 and another Director who retired effective December 31, 1996, each of whom qualified for the Retirement Plan by serving thirteen years and fourteen years, respectively, as Directors in the Fund Complex and who will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of their lives. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex. Mr. McDonald has qualified for, but has not received, benefits.

         Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 1999 are as follows: for Mr. Levy, 5 years; for Mr. McDonald, 7 years; for Ms. Rimel and Mr. Vogt, 4 years; for Mr. Hardiman, 1 year; and for Mr. Burt and Mr. Wadsworth, 0 years.

                                      Estimated Annual Benefits Payable By Fund Complex Upon Retirement
                                   -------------------------------------------------------------------------

   Years of Service                Chairmen of Audit and Executive Committees             Other Participants
   ----------------                ------------------------------------------             ------------------
   6 years                                           $4,900                                     $3,900

   7 years                                           $9,800                                     $7,800

   8 years                                           $14,700                                    $11,700

   9 years                                           $19,600                                    $15,600

   10 years or more                                  $24,500                                    $19,500



         Any Director and/or the President of the Fund who receive fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Levy, McDonald, Vogt, Burt, Wadsworth, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among various Flag Investors funds and Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.


Code of Ethics


         The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Fund's Code permits access persons to engage in personal trading provided that the access persons comply with the provisions of the advisor's, sub-advisor's or distributor's Codes of Ethics, as applicable, and requires that each of these Codes be approved by the applicable disinterested directors of the Fund. The Board of Directors of the Fund and Portfolio, the Portfolio's Advisor, Investment Company Capital Corporation ("ICCC" or the "Advisor") and Sub-Advisor, Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor"), have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit access persons to invest in securities that may be purchased or held by the Fund for their own accounts, but require compliance with the Codes' preclearance requirements. In addition, the Codes provide for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Fund in the same security, subject to certain exceptions. The Codes also prohibit short term trading profits and personal investment in initial public offerings. The Codes require prior approval with respect to purchases of securities in private placements.

         The Codes of Ethics are on public file with, and are available from, the SEC.

         The Company's principal underwriter, ICC Distributors, Inc., is not required to adopt a Code of Ethics as it meets the exception provided by Rule 17j-1(c)(3) under the 1940 Act.

INVESTMENT ADVISORY AND OTHER SERVICES


         ICCC is the investment advisor of the Portfolio. ABIM is the investment sub-advisor of the Portfolio. ICCC also serves as investment advisor and ABIM serves as sub-advisor to other funds in the Flag Investors family of funds.

         ICCC is an indirect subsidiary of Deutsche Bank AG. ABIM is a limited partnership affiliated with the Advisor. Buppert, Behrens & Owens, Inc. ("BB&O") a company organized and owned by three employees of ABIM, owns a 49% limited partnership interest and a 1% general partnership interest in ABIM. DB Alex. Brown owns the remaining 50% general partnership interest. On May 17, 2000, ABIM and BB&O entered into an Agreement and Sale of Partnership Interests ("Sale Agreement") with DB Alex. Brown that will result in BB&O holding all partnership interests in ABIM, effective as of a March 2001 closing date.

         The March 2001 closing date for the Sale Agreement is contingent upon, among other events, the approval of new sub-advisory agreements, reflecting the sale, by the shareholders of Flag Investors Equity Partners Fund, Inc. and Flag Investors Value Builder Fund, Inc., two mutual funds to which ABIM provides sub-advisory services.

        Under the Investment Advisory Agreement, ICCC obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Portfolio. ICCC has delegated this responsibility to ABIM provided that ICCC continues to supervise the performance of ABIM and report thereon to the Portfolio's Board of Trustees. Any investment program undertaken by ICCC or ABIM will at all times be subject to policies and control of the Portfolio's Board of Trustees. ICCC will provide the Portfolio with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. These services are provided by ICCC without reimbursement by the Portfolio for any costs. Neither ICCC nor ABIM shall be liable to the Portfolio or its shareholders for any act or omission by ICCC or ABIM or any losses sustained by the Portfolio or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ICCC and ABIM to the Portfolio are not exclusive and ICCC and ABIM are free to render similar services to others.

         A Special Meeting of Shareholders was held on August 31, 2000, at which time shareholders voted to approve a new investment advisory agreement (the "Advisory Agreement") between the Portfolio and ICCC and a new sub-advisory agreement (the "Sub-Advisory Agreement") among the Portfolio, ICCC and ABIM. Under the Advisory Agreement, ICCC is entitled to receive a fee from the Portfolio, calculated daily and paid monthly, at the following annual rates based upon the Portfolio's average daily net assets: 1.00% of the first $100 million, 0.90% of the next $100 million, 0.85% of the next $100 million, 0.80% of the next $200 million, 0.73% of the next $500 million, 0.68% of the next $500 million and 0.65% of that portion exceeding $1.5 billion. Under the Sub-Advisory Agreement, ABIM is entitled to receive a fee from ICCC, payable from its advisory fee, calculated daily and paid monthly, at the following annual rates based upon the Portfolio's average daily net assets: 0.65% of the first $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $500 million, 0.42% of the next $500 million and 0.40% of that portion in excess of $1.5 billion. ICCC, the Advisor and Administrator to the Portfolio, has contractually agreed to waive 0.15% of its fees until at least September 30, 2002.

         Each of the Investment Advisory Agreement and the Sub-Advisory Agreement has an initial term of two years and will continue in effect from year to year thereafter if such continuance is specifically approved at least annually by the Portfolio's Board of Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in such agreements with such independent directors casting votes in person at a meeting called for such purpose or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). The Portfolio or ICCC may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act). The Sub-Advisory Agreement has similar termination provisions.

         Under the previous Investment Advisory Agreement, ICCC obtained and evaluated economic, statistical and financial information to formulate and implement investment policies for the Fund. ICCC delegated this responsibility to ABIM provided that ICCC would continue to supervise the performance of ABIM and report thereon to the Fund's Board of Directors. Any investment program undertaken by ICCC or ABIM was at all times subject to policies and control of the Fund's Board of Directors. ICCC provided the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. These services were provided by ICCC without reimbursement by the Fund for any costs. Neither ICCC nor ABIM was liable to the Fund or its shareholders for any act or omission by ICCC or ABIM or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ICCC and ABIM to the Fund were not exclusive and ICCC and ABIM were free to render similar services to others.

         As compensation for its services under the previous Investment Advisory Agreement, ICCC was entitled to receive a fee from the Fund, calculated daily and paid monthly, at the following annual rates based upon the Fund's average daily net assets: 0.85% of the first $100 million, 0.75% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $200 million, 0.58% of the next $500 million, 0.53% of the next $500 million and 0.50% of that portion exceeding $1.5 billion. As compensation for its services, ABIM was entitled to receive a fee from ICCC, payable from its advisory fee, calculated daily and paid monthly, at the following annual rates based upon the Fund's average daily net assets: 0.60% of the first $100 million, 0.55% of the next $100 million, 0.50% of the next $100 million, 0.45% of the next $200 million, 0.40% of the next $500 million, 0.37% of the next $500 million and 0.35% of that portion in excess of $1.5 billion.

         Advisory fees paid by the Fund to ICCC and sub-advisory fees paid by ICCC to ABIM for the last three fiscal years were as follows:

                                                  Year Ended December 31,

-------------------------------------------------------------------------------


        Fees Paid to:            1999                 1998             1997
        -------------            ----                 ----             ----
             ICCC             $11,892,502          $5,927,518       $4,172,769
             ABIM             $ 8,337,261          $4,132,229       $2,944,897

-------------------------------------------------------------------------------


         ICCC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICCC serves as the Portfolio's and Fund's custodian (See "Custodian, Transfer Agent and Accounting Services") and another affiliate serves as the Fund's Distributor (see "Distribution of Fund Shares.")

ADMINISTRATOR

         ICCC serves as Administrator of the Fund. The Administrative Services Appendix to the Master Services Agreement provides that the Administrator, in return for its fee, will (a) supervise and manage all aspects of the Fund's operations, other than portfolio management and distribution; (b) provide the Fund with such executive, administrative, clerical and bookkeeping services as are deemed advisable by the Fund's Board of Directors; (c) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services including all items for any offices as are deemed advisable by the Fund's Board of Directors; (d) supervise the operations of the Fund's transfer and dividend disbursing agent; and (e) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Fund's shareholders and reports to and filings with the SEC and State Blue Sky authorities.

         Under the Administrative Services Appendix to the Master Services Agreement, the Fund pays ICCC an annual fee based on the Fund's average daily net assets. This fee is calculated and accrued daily and the amounts of the daily accruals are paid monthly, at the annual rate of 0.15% of the Fund's average daily net assets. The Administrator may from time to time voluntarily waive a portion of its administrative services fee.

         The Administrative Services Appendix to the Master Services Agreement may be terminated at any time, on waivable written notice within 60 days and without any penalty, by vote of the Fund's Board of Directors or by the Administrator. The agreement automatically terminates in the event of its assignment.

         The Administrative Services Appendix to the Master Services Agreement obligates the Administrator to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits in performing the services provided for under the agreement, but the Administrator is not liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Administrator.


DISTRIBUTION OF FUND SHARES

         ICC Distributors, Inc. ("ICC Distributors" or the "Distributor") serves as the distributor of each class of the Fund's Shares pursuant to a Distribution Agreement (the "Distribution Agreement").

         The Distribution Agreement provides that ICC Distributors shall; (i) use reasonable efforts to sell Shares upon the terms and conditions contained in the Distribution Agreement and the Fund's then current Prospectus; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization;
(iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Directors and the Fund's Articles of Incorporation and By-Laws; and (v) provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Distribution Agreement. ICC Distributors shall devote reasonable time and effort to effect sales of Shares but shall not be obligated to sell any specific number of Shares. The services of ICC Distributors are not exclusive and ICC Distributors shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of ICC Distributors in the absence of bad faith, willful misfeasance or gross negligence in the performance of its duties or obligations under the Distribution Agreement or by reason of its reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and ICC Distributors will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.

         The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding Shares of the related class (as defined under "Capital Stock") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect thereafter with respect to each class of the Fund provided that it is approved at least annually by (i) a vote of a majority of the outstanding voting securities of the related class of the Fund or (ii) a vote of a majority of the Fund's Board of Directors including a majority of the Independent Directors and, with respect to each class of the Fund for which there is a plan of distribution, so long as such plan of distribution is approved at least annually by the Independent Directors in person at a meeting called for the purpose of voting on such approval.

         ICC Distributors and certain broker-dealers ("Participating Dealers") have entered into Sub-Distribution Agreements under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from Fund shareholders concerning the status of their accounts and the operations of the Fund. Any Sub-Distribution Agreement may be terminated in the same manner as the Distribution Agreement and shall automatically terminate in the event of an assignment.


         With respect to Class A Shares, Class B Shares and Class C Shares, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions to act as Shareholder Servicing Agents, pursuant to which ICC Distributors will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Advisor, the Distributor or their respective affiliates will provide compensation out of their own resources for ongoing shareholder services. Currently, banking laws and regulations do not prohibit a financial holding company affiliate from acting as distributor or Shareholder Servicing Agent or in other capacities for investment companies. Should future legislative, judicial or administrative action prohibit or restrict the activities of the distributor or Shareholder Servicing Agents in connection with their respective Agreements, the Fund may be required to alter materially or discontinue its arrangements with those agents. Such financial institutions may impose separate fees in connection with these services.


         As compensation for providing distribution services as described above, the Fund will pay ICC Distributors, an annual fee, paid monthly equal to 0.25% of the average daily net assets of the Class A Shares and 0.75% of the average daily net assets of each of the Class B Shares and Class C Shares. With respect to the Class A Shares and Class C Shares, ICC Distributors expects to allocate up to all of its fee to Participating Dealers and Shareholder Servicing Agents. With respect to the Class B Shares, ICC Distributors expects to retain the entire distribution fee as reimbursement for front-end payments to Participating Dealers. In addition, with respect to the Class B Shares and the Class C Shares, the Fund will pay ICC Distributors a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the respective class. (See the Prospectus.) ICC Distributors expects to allocate most of its shareholder servicing fee to Participating Dealers and Shareholder Servicing Agents. ICC Distributors does not receive compensation for distributing Institutional Shares.



         As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Fund's distributor received aggregate fees in the following amounts:

--------------------------------------------------------------------------------

                                         Fiscal Year Ended December 31,
--------------------------------------------------------------------------------
Fees                               1999              1998            1997
--------------------------------------------------------------------------------
12b-1 Fees                      $7,096,506(1)    $2,717,467(1)   $1,545,188(2)
--------------------------------------------------------------------------------
Shareholder Servicing Fee
(Class B and Class C Shares)      $996,008(1)    $  180,687(1)      $59,629(3,4)

--------------------------------------------------------------------------------
-----------------
(1)  Fees received by ICC Distributors.

(2) Of this amount, Alex. Brown & Sons, the Fund's distributor prior to August 31, 1997, received $974,875 and ICC Distributors, the Fund's distributor from August 31, 1997 received $570,313.
(3) Of this amount, Alex. Brown & Sons, Incorporated the Fund's distributor prior to August 31, 1997, received $35,479 and ICC Distributors, the Fund's distributor from August 31, 1997 received $24,150.
(4)  For Class B Shares only.



         Pursuant to Rule 12b-1 under the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Plan of Distribution for each class of Shares (except Institutional Shares) (the "Plans"). Under the Plans, the Fund pays a fee to ICC Distributors for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and ICC Distributors is authorized to make payments out of its fees to Participating Dealers and Shareholder Servicing Agents. The Plans remain in effect from year to year thereafter as specifically approved (a) at least annually by the Fund's Board of Directors and (b) by the affirmative vote of a majority of the Independent Directors, by votes cast in person at a meeting called for such purpose.

         In approving the Plans, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Directors make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Fund. The Plans may be terminated at any time upon sixty days' notice, in either case without penalty, by the vote of a majority of the Independent Directors or by a vote of a majority of the outstanding Shares of the related class (as defined under "Capital Stock").

         During the continuance of the Plans, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to ICC Distributors pursuant to the Distribution Agreement and to broker-dealers pursuant to any Sub-Distribution Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.

         If a Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to ICC Distributors pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class. In return for payments received pursuant to the Plans for the Class A Shares and the Class B Shares for the last three fiscal years, the Fund's distributor paid the distribution related expenses of the related classes including one or more of the following: printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying, or other financing charges.

         The Fund's distributor received commissions on the sale of Class A Shares and contingent deferred sales charges on the Class B and Class C Shares and from such commissions and sales charges retained the following amounts:

-------------------------- ----------------------------------------------------------------------------------------

                                                       Fiscal Year Ended December 31,
------------------------- ------------------------------ ---------------------------- ----------------------------
                                       1999                          1998                         1997
-------------------------- ------------------------------ ---------------------------- ----------------------------
Class                       Received         Retained      Received        Retained     Received      Retained
-------------------------- ---------------- ------------- --------------- ------------ ------------- --------------
Class A Commissions        $3,858,037(1)      $0            $2,696,511(1)    $0(1)       $469,945(2)   $61,823(4)
-------------------------- ---------------- ------------- --------------- ------------ ------------- --------------
Class B Contingent
Deferred Sales Charge      $5,740,396         $0            $3,281,541(1)    $0(1)       $350,133(3)   $34,414(4)
-------------------------- ---------------- ------------- --------------- ------------ ------------- --------------
Class C  Contingent
Deferred Sales Charge        $391,351         $0            $24,636(1)       $0(1)        N/A           N/A
-------------------------- ---------------- ------------- --------------- ------------ ------------- --------------

-------------
(1)  By ICC Distributors.

(2) Of this amount, Alex. Brown & Sons, Incorporated the Fund's distributor prior to August 31, 1997, received $307,092 and ICC Distributors, the Fund's distributor from August 31, 1997 received $66,419.
(3) Of this amount, Alex. Brown & Sons, Incorporated the Fund's distributor prior to August 31, 1997, received $202,841 and ICC Distributors, the Fund's distributor from August 31, 1997 received $147,292.
(4)  By Alex. Brown & Sons, the Fund's distributor prior to August 31, 1997.

         The Fund will pay all costs associated with its organization and registration under the Securities Act of 1933 and the 1940 Act. Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the registration and maintenance of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Independent Directors, and of independent certified public accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including Officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ICCC, ABIM, or ICC Distributors.

         The address of ICC Distributors is Two Portland Square, Portland, Maine 04101.

BROKERAGE

         ABIM is responsible for decisions to buy and sell securities for the Portfolio, for the broker-dealer selection and for negotiation of commission rates, subject to the supervision of ICCC. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. Brokerage commissions are subject to negotiation between ABIM and the broker-dealers. ABIM may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, its affiliates and ICC Distributors.

         In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked prices for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Portfolio will not deal with affiliates of the Advisors in any transaction in which affiliates of the Advisors act as a principal.

         If affiliates of the Advisors are participating in an underwriting or selling group, the Portfolio may not buy portfolio securities from the group except in accordance with rules of the SEC. The Portfolio believes that the limitation will not affect its ability to carry out its present investment objective.

         ABIM's primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, ABIM may, in its discretion, effect transactions with dealers that furnish statistical, research or other information or services that are deemed by ABIM to be beneficial to the Portfolio's investment program. Certain research services furnished by broker-dealers may be useful to ABIM with clients other than the Fund. Similarly, any research services received by ABIM through placement of portfolio transactions of other clients may be of value to ABIM in fulfilling its obligations to the Portfolio. No specific value can be determined for research and statistical services furnished without cost to ABIM by a broker-dealer. ABIM is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing ABIM's research and analysis. Therefore, it may tend to benefit the Portfolio by improving ABIM's investment advice. In over-the-counter transactions, ABIM will not pay any commission or other remuneration for research services. ABIM's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in ABIM's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Portfolio's Board of Trustees, ABIM is also authorized to pay broker-dealers (other than affiliates of the Advisors) higher commissions than another broker might have charged on brokerage transactions for the Portfolio for brokerage or research services. The allocation of orders among broker-dealers and the commission rates paid by the Portfolio will be reviewed periodically by the Board.

         Subject to the above considerations, the Board of Trustees has authorized the Portfolio to effect portfolio transactions, through affiliates of the Advisors. At the time of such authorization the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the 1940 Act which requires that the commissions paid the affiliates of the Advisors must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Trustees and requires ICCC and ABIM to furnish reports and to maintain records in connection with such reviews.

         ABIM manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Portfolio and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by ABIM. ABIM may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Portfolio to obtain or dispose of the full amount of a security that it seeks to purchase or sell.


         ABIM directed transactions to broker-dealers and paid related commissions because of research services in the following amounts:


-----------------------------------------------------------------------------------------------
                                                  Fiscal Year Ended December 31,
-----------------------------------------------------------------------------------------------
                                  1999                       1998                 1997
-----------------------------------------------------------------------------------------------
Transactions Directed         $931,691,059               $244,993,558         $ 312,672,931
-----------------------------------------------------------------------------------------------
Commissions Paid              $1,135,899                 $    275,519         $     406,249
-----------------------------------------------------------------------------------------------




         For the fiscal years ended December 31, 1999 and December 31, 1998, the Fund paid $7,200 and $4,500, respectively, in brokerage commissions to DB Alex. Brown or its affiliates. For the fiscal year ended December 31, 1997, the Fund paid no brokerage commissions to DB Alex. Brown or its affiliates. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Fund has acquired during its most recent fiscal year. As of December 31, 1999, the Fund held a 2.00% repurchase agreement issued by Goldman Sachs & Co. valued at $126,131,000, a 3.25% repurchase agreement issued by J.P. Morgan Securities, Inc. valued at $126,131,000 and a 2.50% repurchase agreement issued by Morgan Stanley & Co. valued at $57,303,000. Goldman Sachs & Co., J.P. Morgan Securities, Inc. and Morgan Stanley & Co. are "regular brokers or dealers" of the Fund.



CAPITAL STOCK


         Under the Fund's Articles of Incorporation, the Fund has 127 million authorized Shares of common stock, with a par value of $.001 per share. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval. On October 11, 1989, the Fund declared a two for one stock dividend payable to shareholders of record on October 27, 1989.

         The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time. The Fund currently has one Series and the Board has designated four classes of
Shares: Flag Investors Communications Fund Class A Shares, Flag Investors Communications Fund Class B Shares, Flag Investors Communications Fund Class C Shares; and Flag Investors Communications Fund Institutional Shares. In the event separate series are established, all Shares of the Fund, regardless of series or class, would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. In general, each such series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series would be treated as separate entities. Generally, each class of Shares issued by a particular series would be identical to every other class and expenses of the Fund (other than 12b-1 fees and any applicable services fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

         Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. There are no preemptive, conversion or exchange rights applicable to any of the Shares. The issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

         As used in this Statement of Additional Information, the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.


SEMI-ANNUAL REPORTS AND ANNUAL REPORTS

         The Fund furnishes shareholders with semi-annual reports and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants, PricewaterhouseCoopers LLP.


CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES


         Bankers Trust Company ("Bankers Trust") 130 Liberty Street, New York, New York 10006, has been retained to act as custodian of the Portfolio's and the Fund's assets. Bankers Trust receives such compensation from the Fund for its services as custodian as may be agreed to from time to time by Bankers Trust and the Fund. For the fiscal year ended December 31, 1999, Bankers Trust was paid $146,539 as compensation for providing custody services to the Fund. ICCC has been retained to act as transfer and dividend disbursing agent. As compensation for providing these services, the Fund pays ICCC up to $16.07 per account per year, plus reimbursement for out-of-pocket expenses. For the fiscal year ended December 31, 1999, ICCC received transfer agency fees of $1,639,648.

         ICCC also provides certain accounting services to the Fund under a Master Services Agreement between the Fund and ICCC. As compensation for these services, ICCC receives an annual fee, calculated daily and paid monthly as shown below.

         Average Daily Net Assets            Incremental Annual Accounting Fee
         ------------------------            ---------------------------------

$          0         -  $   10,000,000                     $13,000(fixed fee)
$ 10,000,000         -  $   20,000,000                       0.100%
$ 20,000,000         -  $   30,000,000                       0.080%
$ 30,000,000         -  $   40,000,000                       0.060%
$ 40,000,000         -  $   50,000,000                       0.050%
$ 50,000,000         -  $   60,000,000                       0.040%
$ 60,000,000         -  $   70,000,000                       0.030%
$ 70,000,000         -  $  100,000,000                       0.020%
$100,000,000         -  $  500,000,000                       0.015%
$500,000,000         -  $1,000,000,000                       0.005%
over $1,000,000,000                                          0.001%


         In addition, the Fund reimburses ICCC for certain out-of-pocket expenses.

         As compensation for providing accounting services to the Fund for the fiscal year ended December 31, 1999, ICCC received fees of $153,996.



INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, Maryland 21201 are independent accountants to the Fund.


LEGAL MATTERS

         Morgan, Lewis & Bockius LLP serves as counsel to the Fund.


PERFORMANCE INFORMATION

         For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance will be stated in terms of total return rather than in terms of yield. The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

         P(l + T)n  =   ERV
     Where:  P      =   a hypothetical initial payment of $1,000
             T      =   average annual total return
             n      =   number of years (1, 5 or 10)
             ERV =      ending redeemable value at the end of the 1, 5

                        or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5 and 10 year periods or a shorter period dating from the effectiveness of the Fund's registration statement (or the later commencement of operations of the series or class).

         Calculated according to SEC rules, the ending redeemable value and average annual total return of a hypothetical $1,000 payment for the periods ended December 31, 1999 were as follows:


                       One-Year Period Ended    Five-Year Period Ended    Ten-Year Period Ended      Inception Through
                        December 31, 1999**            December 31,             December 31,        December 31, 1999**
                       ---------------------    ----------------------    ---------------------     -------------------
                                                        1999**                    1999**
                                                ----------------------    ---------------------
                                                              Average                  Average                  Average
                         Ending                   Ending      Annual        Ending     Annual        Ending     Annual
                       Redeemable    Total      Redeemable    Total       Redeemable   Total       Redeemable   Total
Class                     Value       Return       Value      Return       Value       Return       Value        Return
--------------------- -------------- --------- -------------- ---------- ------------- ---------- ------------- -----------
Class A                  $1,375       37.47%      $5,297       39.58%       $7,511      22.34%      $25,195       22.27%
January 18, 1984*

Class B                  $1,372       37.20%        N/A          N/A         N/A          N/A        $5,292       39.63%
January 3, 1995*


Class C                  $1,429       42.89%        N/A          N/A         N/A          N/A        $2,049       84.14%
November 1, 1998*


Institutional            $1,459       45.88%        N/A          N/A         N/A          N/A        $2,246       67.19%
May 1, 1998*


*  Inception Date.
** These figures assume the reinvestment of dividends and capital gains distributions. For Class A Shares, these figures also include the impact of the current maximum sales charges, which increased on January 18, 2000.

         The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper, Inc., CDA Investment Technologies, Inc. or Morningstar Inc., or with the performance of the Lehman Brothers Government Corporate Bond Index, the Consumer Price Index, the return on 90-day U.S. Treasury bills, the Standard and Poor's 500 Stock Index or the Dow Industrial Average, the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges. The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government and short-term securities) may vary from year to year, as well as within a year, depending on market conditions. The Fund's portfolio turnover rate in fiscal year 1999 was 17% and for fiscal year 1998 was 14%.

         Morningstar Mutual Fund Advisory Service ("Morningstar") assigned the Fund their "5" Best in Category, rating among the ten funds in the communications funds category for the three-year period ended December 31, 1999. As of December 31, 1999, Morningstar assigned the Fund a weighted overall risk-adjusted rating of five stars based on the three-, five- and ten-year ratings (see explanation below). As of December 31, 1999, the Fund's ratings for separate periods within its investment category of domestic equity funds, were five stars among 3,469 funds for three years, five stars among 2,180 funds for five years and five stars among 770 funds for ten years.


         The Morningstar risk-adjusted rating is expressed on a scale of 1 to 5 stars. The star rating is neither a predictive measure nor a "buy/sell" recommendation. It is a purely descriptive representation of how well a fund has balanced risk and return in the past. If the fund scores in the top 10% of its investment category, it receives 5 stars (Highest); if it falls in the next 22.5%, it receives 4 stars (Above Average); if it falls in the middle 35%, it receives 3 stars (Neutral or Average); if it falls in the next 22.5%, it receives two stars (Below Average); and if it falls in the bottom 10%, it receives 1 star (Lowest). The star ratings are recalculated monthly. The Fund's overall risk-adjusted star rating is a weighted average of the Fund's three-, five-, and 10-year histories, relative to other funds in its broad investment category (i.e, equity). The three time periods are combined as a weighted average. The 10-year rating accounts for 50% of the overall rating, the five-year figure for 30%, and the three-year period 20%.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


         To Fund management's knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of a class of the Fund, as of September 15, 2000:


                                                      Owned of      Beneficially
 Name and Address                                      Record          Owned              Percentage Owned
 ----------------                                      ------          -----              ----------------
 DB Alex. Brown LLC                                       X                          6.82% of Class C Shares
 FBO 210-90710-15
 P.O. Box 1346
 Baltimore, MD 21203-1346


 Dain Rauscher Inc. FBO Rath Foundation                   X                          7.88% of Institutional Shares
 3140 Box Canyon Rd
 Santa Ynez, CA  93460-9753


 DB Alex. Brown LLC                                       X                         85.20% of Institutional Shares
 FBO 250-10788-16
 P.O. Box 1346
 Baltimore, MD  21203-1346

         As of September 15, 2000, the Directors and officers as a group owned less than 1% of the Fund's total outstanding shares. To Fund management's knowledge, DB Alex. Brown beneficially owned less than 1% of the Fund's total outstanding Shares.

FINANCIAL STATEMENTS


         The financial statements for the Fund for the fiscal year ended December 31, 1999 and the six months ended June 30, 2000 are incorporated herein by reference to the Fund's Annual Report dated December 31, 1999 and Semi-Annual Report dated June 30, 2000. A copy of the Fund's Annual and Semi-Annual Report must accompany the delivery of this Statement of Additional Information.

                                   APPENDIX A


                             CORPORATE BOND RATINGS

 Standard & Poor's Bond Ratings

         AAA - The highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA - Very strong capacity to pay interest and repay principal and, in the majority of instances, differs from the higher rated issues only in small degree.

         A - Strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC and C - Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

         C - This rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

         D - In payment default. The D rating category is used when interest payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

 Moody's Bond Ratings

         Aaa - Judged to be of the best quality. Carries the smallest degree of investment risk and generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Judged to be of high quality by all standards. Together with the Aaa group, comprise what are generally known as high grade bonds. Rated lower than the Aaa bonds because margins of protection may not be as large as in Aaa securities or the fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

         A - Possess many favorable investment attributes and are to be considered as upper- medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

         Baa - Considered as medium-grade obligations, that is, neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate; and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

         Caa - Of poor standing. May be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Represent obligations that are speculative in a high degree. Often in default or have other marked shortcomings.

         C - The lowest rated class of bonds. Can be regarded as having extremely poor prospects of ever attaining any real investment standing.

PART C.             OTHER INFORMATION

Item 23.            Exhibits


                    (a) (1) Articles of Incorporation incorporated by reference to Exhibit (1)(a) to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession No.
                    950116-96-000068) on February 8, 1996.

                    (a) (2) Articles Supplementary, as filed with the Maryland Department of Assessments and Taxation on September 13, 1990 incorporated by reference to Exhibit (1)(b) to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000068) on February 8, 1996.

                    (a) (3) Articles Supplementary, as filed with the Maryland Department of Assessments and Taxation on December 27, 1993 incorporated by reference to Exhibit (1)(c) to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000068) on February 8, 1996.

                    (a) (4) Articles Supplementary, as filed with the Maryland Department of Assessments and Taxation on November 18, 1994 incorporated by reference to Exhibit (1)(d) to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000068) on February 8, 1996.

                    (a) (5) Articles Supplementary, as filed with the Maryland Department of Assessments and Taxation on January 20, 1998 (adding the Flag Investors Institutional Shares) incorporated by reference to Exhibit (1)(e) to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000501) on February 27, 1998.

                    (a) (6) Articles Supplementary, as filed with the Maryland Department of Assessments and Taxation on September 29, 1998 (adding the Flag Investors Class C Shares), incorporated by reference to Post-Effective Amendment 22 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-99-000307) on February 26, 1999.

                    (a) (7) Articles Supplementary, as filed with the Maryland Department of Assessments and Taxation on November 19, 1998, incorporated by reference to Post-Effective Amendment 22 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-99-000307) on February 26, 1999.

                    (a) (8) Articles of Amendment, as filed with the Maryland Department of Assessments and Taxation on November 20, 1998, incorporated by reference to Post-Effective Amendment 22 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-99-000307) on February 26, 1999.

                    (a) (9) Articles Supplementary filed with the Maryland Department of Assessments and Taxation on October 5, 1999, incorporated by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchnage Commission via EDGAR on April 24, 2000.


                    (b) By-Laws, as amended through July 28, 1999, incorporated by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR on April 24, 2000.

                    (c) Instruments Defining Rights of Security Holders incorporated by reference to Exhibit 1 (Articles of Incorporation), as amended to date to Post-Effective Amendments Nos. 19 and 21 to Registrant's Registration Statement (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession Nos. 950116-96-000068 and 950116-98-000501, respectively) on
                    February 8, 1996 and February 27, 1998 and Exhibit 2 (By-Laws) as amended to date, to Post-Effective Amendment No. 20 to such Registration Statement, filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-000792) on April 28, 1997.


                    (d)  Not Applicable

                    (e) (1) Distribution Agreement dated as of August 31, 1997 between Registrant and ICC Distributors, Inc. incorporated by reference to Exhibit (6)(a) to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000501) on February 27, 1998.

                    (e) (2) Form of Sub-Distribution Agreement between ICC Distributors, Inc. and Participating Broker-Dealers filed herewith.

                    (e) (3) Form of Shareholder Servicing Agreement between Registrant and Shareholder Servicing Agents incorporated by reference to Exhibit (6)(c) to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000501) on February 27, 1998.


                    (f) None.

                    (g) (1) Custodian Agreement between Registrant and Bankers Trust Company dated June 5, 1998, incorporated by reference to Exhibit (g)(1) to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336) filed with the Securities and Exchange Commission via EDGAR (Accession No. 95016-99-000307) on February 26, 1999.


                    (g) (2) Master Services Agreement between Registrant and Investment Company Capital Corp. with Appendices for the provision of Administration, Accounting and Transfer Agency Services filed herewith.


                    (h) (1) Group Purchase Plan Application incorporated by reference to Exhibit (9) to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession No.
                    950116-96-000068) on February 8, 1996.

                    (h) (2) Securities Lending Agreement, incorporated by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR on April 24, 2000.

                    (h) (3) Subscription Agreement, By-Laws, as amended through July 28, 1999, incorporated by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR on April 24, 2000.

                    (h) (4) Form of Fee Waiver Agreement between Flag Investors Portfolios Trust, on behalf of Communications Portfolio, and Investment Company Capital Corp. filed herewith.

                    (i) Opinion of counsel incorporated by reference to Exhibit
                    (i) to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-00-001008) on April 28, 2000.

                    (j) (1) Consent of PricewaterhouseCoopers LLP, filed herewith.

                    (j) (2) Consents to being named as Director incorporated by reference to Exhibit (11)(b) to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000068) on February 8, 1996.

                    (k) None.

                    (l) Subscription Agreement re: initial $100,000 capital incorporated by reference to Exhibit (13) to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000068) on February 8, 1996.

                    (m) (1) Distribution Plan incorporated by reference to Exhibit (15)(a) to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession No.
                    950116-96-000068) on February 8, 1996.


                    (m) (2) Distribution Plan with respect to the Flag Investors Telephone Income Fund Class B Shares incorporated by reference to Exhibit (15)(c) to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000068) on February 8, 1996.

                    (m) (3) Amended Distribution Plan (Flag Investors Class A Shares) incorporated by reference to Exhibit (15)(d) to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000501) on February 27, 1998.

                    (m) (4) Amended Distribution Plan (Flag Investors Class B Shares) incorporated by reference to Exhibit (15)(e) to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000501) on February 27, 1998.

                    (m) (5) Distribution Plan (Flag Investors Class C Shares) filed as Exhibit (m)(5) to Post-Effective Amendment No. 22 on Form N-1A (Registration No. 2-87336) filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-99-000307) on February 26, 1999.


                    (n) Not applicable.

                    (o) (1) Rule 18f-3 Plan incorporated by reference to Exhibit
                    (18)(a) to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000068) on February 8, 1996.

                    (o) (2) Amended Rule 18f-3 Plan, as amended through March 26,1997 incorporated by reference to Exhibit (18)(b) to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-000792) on April 28, 1997.

                    (o) (3) Amended Rule 18f-3 Plan, incorporated by reference to Post-Effective Amendment 22 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-99-000307) on February 26, 1999.

                    (p) (1) Flag Investors Funds Code of Ethics, filed herewith.

                    (p) (2) Investment Company Capital Corp. Code of Ethics, filed herewith.

                    (p) (3) Alex. Brown Investment Management Code of Ethics, filed herewith.

                    (q) Powers of Attorney, filed herewith.



Item 24.            Persons Controlled by or under Common Control with
                    Registrant.

                                      None.

Item 25.            Indemnification.

                    Sections 1, 2, 3 and 4 of Article VIII of Registrant's Articles of Incorporation, included as Exhibit (a) to this Registration Statement and incorporated herein by reference, provide as follows:

                    Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

                    Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors of the Corporation may make further provision for indemnification of directors, officers, employees and agents in the By-Laws of the Corporation or by resolution or agreement to the fullest extent permitted by the Maryland General Corporation law.

                    Section 3. No provision of this Article VIII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                    Section 4. References to the Maryland General Corporation Law in this Article VIII are to such law as from time to time amended. No further amendment to the Charter of the Corporation shall decrease, but may expand, any right of any person under this Article VIII based on any event, omission or proceeding prior to such amendment.

                    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26.            Business and Other Connections of Investment Advisor.

                    Investment Company Capital Corp. serves as investment advisor and Alex. Brown Investment Management serves as sub-advisor to the Portfolio in which Registrant invests substantially all its assets. During the past two fiscal years, no director or officer of Investment Company Capital Corp., and no partner of Alex. Brown Investment Management, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Item 27.            Principal Underwriters.

                    (a) State the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment advisor.


                    ICC Distributors, Inc., the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies: BT Advisor Funds, BT Institutional Funds, BT Investment Funds, BT Pyramid Mutual Funds, Cash Management Portfolio, Intermediate Tax Free Portfolio, NY Tax Free Money Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio, BT Investment Portfolios, Deutsche Banc Alex. Brown Cash Reserve Fund, Inc., Flag Investors Communications Fund, Inc., Flag Investors Emerging Growth Fund, Inc., the Flag Investors Total Return U.S. Treasury Fund Shares of Total Return U.S. Treasury Fund, Inc., the Flag Investors Managed Municipal Fund Shares of Managed Municipal Fund, Inc., Flag Investors Short-Intermediate Income Fund, Inc., Flag Investors Value Builder Fund, Inc., Flag Investors Real Estate Securities Fund, Inc., Flag Investors Equity Partners Fund, Inc., Flag Investors Series Funds, Inc.(formerly known as Flag Investors International Fund, Inc.), Flag Investors Funds, Inc. (formerly known as Deutsche Funds, Inc.), Flag Investors Portfolios Trust (formerly known as Deutsche Portfolios), Morgan Grenfell Investment Trust, Glenmede Fund, Inc. and Glenmede Portfolios.


                    (b) Provide the information with respect to each director, officer or partner of each principal underwriter named in answer to Item 21.

Names and Principal           Position and Offices               Position and Offices
Business Address*             with Principal Underwriter         with Registrant
-----------------             --------------------------         ---------------
John Y. Keffer                President                          None
Ronald H. Hirsch              Treasurer                          None
Nanette K. Chern              Chief Compliance Officer           None
David I. Goldstein            Secretary                          None
Benjamin L. Niles             Vice President                     None
Frederick Skillin             Assistant Treasurer                None
Marc D. Keffer                Assistant Secretary                None


*       Two Portland Square
        Portland, Maine 04101




(c)     Not Applicable.

Item 28.              Location of Accounts and Records.

                      State the name and address of each person maintaining principal possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act [15 U.S.C. 80a-30(a)] and the Rules [17 CFR 270.31a-1 to 31a-3] thereunder.


                      Investment Company Capital Corp., Registrant's transfer agent, dividend disbursing agent and accounting services provider, One South Street, Baltimore, Maryland 21202, maintains physical possession of each such account, book or other document of the Fund, except for those maintained by Alex. Brown Investment Management, sub-advisor to the Portfolio in which Registrant invests substantially all its assets, One South Street, Baltimore, Maryland 21202, by Registrant's distributor, ICC Distributors, Inc., Two Portland Square, Portland, Maine 04101, or by the Registrant's custodian, Bankers Trust Company, 130 Liberty Street, New York, New York 10006.


Item 29.              Management Services.

                      Furnish a summary of the substantive provisions of any management-related service contract not discussed in Part A or Part B of this Form (because the contract was not believed to be of interest to a purchaser of securities of the Registrant) under which services are provided to the Registrant, indicating the parties to the contract, the total dollars paid and by whom, for the last three fiscal years.


                      See Exhibit (g).


Item 30.              Undertakings.

                      Furnish the following undertakings in substantially the following form in all initial Registration Statements filed under the 1933 Act:

                           Not Applicable.

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 25 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereto duly authorized in the City of Baltimore, in the State of Maryland, on the 26th day of September, 2000.



                    FLAG INVESTORS COMMUNICATIONS FUND, INC.


                                           By: /s/ Carl Vogt, Esq.*
                                           ------------------------

                                                   Carl Vogt, Esq.
                                                   President


Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities on the date(s) indiciated:


/s/ Truman T. Semans *         Chairman and Director                        September 26, 2000
---------------------                                                       ------------------
Truman T. Semans                                                            Date
/s/ Richard R. Burt *          Director                                     September 26, 2000
--------------------                                                        ------------------
Richard R. Burt                                                             Date

/s/Richard T. Hale *           Director                                     September 26, 2000
-------------------                                                         ------------------
Richard T. Hale                                                             Date

/s/Joseph R. Hardiman *        Director                                     September 26, 2000
----------------------                                                      ------------------
Joseph R. Hardiman                                                          Date

/s/Louis E. Levy *             Director                                     September 26, 2000
-----------------                                                           ------------------
Louis E. Levy                                                               Date

/s/Eugene J. McDonald *        Director                                     September 26, 2000
----------------------                                                      ------------------
Eugene J. McDonald                                                          Date

/s/Rebecca W. Rimel *          Director                                     September 26, 2000
--------------------                                                        ------------------
Rebecca W. Rimel                                                            Date

/s/ Robert H. Wadsworth *      Director                                     September 26, 2000
------------------------                                                    ------------------
Robert H. Wadsworth                                                         Date

/s/  Carl W. Vogt, Esq. *      President                                    September 26, 2000
------------------------                                                    ------------------
Carl W. Vogt, Esq.                                                          Date

/s/  Charles A. Rizzo *        Chief Financial and Accounting               September 26, 2000
----------------------          Officer                                     ------------------
Charles A. Rizzo                                                           Date

* By: /s/  Daniel O. Hirsch                                                 September 26, 2000
---------------------------                                                 ------------------
           Daniel O. Hirsch                                                 Date
           Attorney-In-Fact

* By Power of Attorney -- filed herewith.

                                   SIGNATURES


         COMMUNICATIONS PORTFOLIO has duly caused this Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A of Flag Investors Communications Fund, Inc. to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Baltimore and the State of Maryland on the 26th day of September, 2000.


                                        COMMUNICATIONS PORTFOLIO


                                        By: /s/ Carl W. Vogt, Esq.*
                                            ---------------------------
                                            Carl W. Vogt, Esq.
                                            President


         This Post-Effective Amendment No. 25 to the Registration Statement of Flag Investors Communications Fund, Inc. has been signed below by the following persons in the capacities indicated with respect to COMMUNICATIONS PORTFOLIO.




NAME                              TITLE
----                              -----

By: /s/ Truman T. Semans*        Chairman and Director
-------------------------
Truman T. Semans

/s/ Richard R. Burt*             Director
-------------------------
Richard R. Burt

/s/ Richard T. Hale *            Director
-------------------------
Richard T. Hale

/s/ Joseph R. Hardiman *         Director
-------------------------
Joseph R. Hardiman

/s/ Louis E. Levy *              Director
-------------------------
Louis E. Levy

/s/ Eugene J. McDonald *         Director
-------------------------
Eugene J. McDonald

/s/ Rebecca W. Rimel *           Director
-------------------------
Rebecca W. Rimel

/s/ Robert H. Wadsworth *        Director
-------------------------
Robert H. Wadsworth

/s/  Carl W. Vogt, Esq.*         President
-------------------------
Carl W. Vogt, Esq.

/s/  Charles A. Rizzo *          Chief Financial and
-------------------------        Accounting Officer
Charles A. Rizzo

*By: /s/  Daniel O. Hirsch
--------------------------
          Daniel O. Hirsch
          Attorney-In-Fact

*By Power of Attorney -- filed herewith.

RESOLVED, that Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch are authorized to sign the Registration Statements on Form N-1A, and any Post-Effective Amendments thereto, of each Fund in the Flag Funds Complex on behalf of each Fund's President pursuant to a properly executed power of attorney.

RESOLVED, that Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch are authorized to sign the Registration Statements on Form N-1A, and any Post-Effective Amendments thereto, of each Fund in the Flag Funds Complex on behalf of each Fund's Chief Financial Officer pursuant to a properly executed power of attorney.